ANNUAL REPORT
PHLVIC VARIABLE UNIVERSAL
LIFE ACCOUNT
December 31, 2020

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
	Alger Capital Appreciation Portfolio - Class I-2 Shares		AMT Sustainable Equity Portfolio - Class S		Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares		DWS Equity 500 Index VIP – Class A
Assets:
Investments at fair value	$ 371,278		$ 5,662,476		$ 720,512		$ 7,293,022
Total assets	$ 371,278		$ 5,662,476		$ 720,512		$ 7,293,022
Total net assets	$ 371,278		$ 5,662,476		$ 720,512		$ 7,293,022
Units outstanding	18,931		4,321,470		208,953		799,107
Investment shares held	3,715		183,966		5,976		292,071
Investments at cost	$ 192,249		$ 4,830,910		$ 563,371		$ 4,229,434
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ -	-	$ 1.31	1,809,886	$ 3.46	24,661	$ 3.28	79,733
Phoenix Express VUL® (V616)	$ -	-	$ 1.31	91,491	$ 3.31	2,961	$ 4.09	48,179
Phoenix Joint Edge® VUL	$ -	-	$ 1.31	795,815	$ 3.31	8,434	$ 3.75	31,135
The Phoenix Edge® – SVUL	$ -	-	$ 1.31	42,574	$ 3.46	68,794	$ 10.50	88,759
The Phoenix Edge® – VUL	$ 19.61	18,931	$ 1.31	1,581,704	$ 3.46	104,103	$ 10.50	551,301
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	DWS Small Cap Index VIP – Class A		Federated Hermes Fund for U.S. Government Securities II		Federated Hermes Government Money Fund II - Service Shares		Federated Hermes High Income Bond Fund II – Primary Shares
Assets:
Investments at fair value	$ 196,642		$ 4,117,333		$ 2,829,663		$ 702,779
Total assets	$ 196,642		$ 4,117,333		$ 2,829,663		$ 702,779
Total net assets	$ 196,642		$ 4,117,333		$ 2,829,663		$ 702,779
Units outstanding	58,922		1,385,438		2,736,346		104,415
Investment shares held	11,308		368,937		2,829,656		109,638
Investments at cost	$ 167,812		$ 4,111,580		$ 2,829,726		$ 699,191
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 3.35	19,798	$ 1.52	349,495	$ 1.03	678,747	$ 2.41	9,692
Phoenix Express VUL® (V616)	$ 3.21	3,536	$ 1.59	148,936	$ 1.00	28,436	$ -	-
Phoenix Joint Edge® VUL	$ 3.28	4,823	$ 1.50	200	$ 1.03	280,550	$ 2.47	8,816
The Phoenix Edge® – SVUL	$ 3.35	3,317	$ 3.78	29,871	$ 1.03	534,551	$ 7.66	15,005
The Phoenix Edge® – VUL	$ 3.35	27,448	$ 3.78	856,936	$ 1.03	1,214,062	$ 7.66	70,902
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Fidelity ® VIP Contrafund® Portfolio – Service Class		Fidelity ® VIP Growth Opportunities Portfolio – Service Class		Fidelity ® VIP Growth Portfolio – Service Class		Fidelity ® VIP Investment Grade Bond Portfolio – Service Class
Assets:
Investments at fair value	$ 4,306,514		$ 16,645,988		$ 2,940,293		$ 2,574,511
Total assets	$ 4,306,514		$ 16,645,988		$ 2,940,293		$ 2,574,511
Total net assets	$ 4,306,514		$ 16,645,988		$ 2,940,293		$ 2,574,511
Units outstanding	389,403		1,445,902		263,388		1,377,270
Investment shares held	89,925		215,148		28,708		184,951
Investments at cost	$ 2,565,580		$ 3,870,489		$ 1,124,210		$ 2,302,866
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 3.27	78,941	$ 5.98	583,841	$ 4.15	43,409	$ 1.84	363,923
Phoenix Express VUL® (V616)	$ 4.74	5,828	$ 8.13	90,690	$ 5.90	5,318	$ 1.81	29,291
Phoenix Joint Edge® VUL	$ 3.78	2,703	$ 7.09	243,843	$ 4.76	23,365	$ 1.84	365,753
The Phoenix Edge® – SVUL	$ 13.28	60,917	$ 20.26	22,795	$ 13.68	16,283	$ 1.91	172,712
The Phoenix Edge® – VUL	$ 13.28	241,014	$ 20.26	504,733	$ 13.68	175,013	$ 1.91	445,591
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Franklin Income VIP Fund – Class 2		Franklin Mutual Shares VIP Fund – Class 2		Guggenheim VT Long Short Equity Fund		Invesco Oppenheimer V.I. Capital Appreciation Fund– Service Shares
Assets:
Investments at fair value	$ 1,690,609		$ 2,032,690		$ 6,285		$ 272,701
Total assets	$ 1,690,609		$ 2,032,690		$ 6,285		$ 272,701
Total net assets	$ 1,690,609		$ 2,032,690		$ 6,285		$ 272,701
Units outstanding	815,201		625,002		2,819		74,892
Investment shares held	112,408		122,525		436		3,973
Investments at cost	$ 1,631,043		$ 2,111,542		$ 4,796		$ 192,326
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 1.94	344,676	$ 1.73	263,929	$ -	-	$ 3.23	8,866
Phoenix Express VUL® (V616)	$ 2.12	12,276	$ 2.24	11,858	$ -	-	$ -	-
Phoenix Joint Edge® VUL	$ 2.06	150,315	$ 2.03	139,233	$ -	-	$ 3.62	3,554
The Phoenix Edge® – SVUL	$ 2.23	13,155	$ 6.03	8,318	$ -	-	$ -	-
The Phoenix Edge® – VUL	$ 2.23	294,779	$ 6.03	201,664	$ 2.23	2,819	$ 3.70	62,472
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Invesco Oppenheimer V.I. Global Fund		Invesco Oppenheimer V.I. Main Street Small Cap Fund®		Invesco V.I. American Franchise Fund – Series I Shares		Invesco V.I. Core Equity Fund – Series I Shares
Assets:
Investments at fair value	$ 636,838		$ 3,799,276		$ 4,085,969		$ 422,135
Total assets	$ 636,838		$ 3,799,276		$ 4,085,969		$ 422,135
Total net assets	$ 636,838		$ 3,799,276		$ 4,085,969		$ 422,135
Units outstanding	207,621		1,172,410		1,065,117		145,811
Investment shares held	12,399		141,185		45,858		13,872
Investments at cost	$ 383,048		$ 2,238,115		$ 1,941,854		$ 361,649
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 2.80	74,710	$ 3.19	447,181	$ 3.84	13,873	$ -	-
Phoenix Express VUL® (V616)	$ -	-	$ 3.01	22,277	$ 3.74	36,485	$ -	-
Phoenix Joint Edge® VUL	$ 3.29	7,293	$ 3.56	189,236	$ 3.84	2,655	$ -	-
The Phoenix Edge® – SVUL	$ 3.21	71,428	$ 3.18	13,036	$ 3.84	95,313	$ 2.90	6,528
The Phoenix Edge® – VUL	$ 3.21	54,190	$ 3.18	500,680	$ 3.84	916,791	$ 2.90	139,283
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Invesco V.I. Equity and Income Fund – Series II Shares		Invesco V.I. Mid Cap Core Equity Fund –Series I Shares		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares		Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
Assets:
Investments at fair value	$ 284,427		$ 174,729		$ 156,686		$ 452,103
Total assets	$ 284,427		$ 174,729		$ 156,686		$ 452,103
Total net assets	$ 284,427		$ 174,729		$ 156,686		$ 452,103
Units outstanding	110,867		58,120		47,125		165,625
Investment shares held	15,961		16,531		9,630		36,197
Investments at cost	$ 250,688		$ 209,715		$ 259,134		$ 414,626
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 2.34	24,086	$ -	-	$ -	-	$ 2.33	11,061
Phoenix Joint Edge® VUL	$ 2.59	4,980	$ -	-	$ -	-	$ 2.38	8,291
The Phoenix Edge® – SVUL	$ -	-	$ -	-	$ -	-	$ 2.78	14,178
The Phoenix Edge® – VUL	$ 2.63	81,801	$ 3.01	58,120	$ 3.32	47,125	$ 2.78	132,095
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares		Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares		Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II		Morningstar Balanced ETF Asset Allocation Portfolio – Class II
Assets:
Investments at fair value	$ 5,790,823		$ 677,768		$ 1,570,728		$ 1,526,753
Total assets	$ 5,790,823		$ 677,768		$ 1,570,728		$ 1,526,753
Total net assets	$ 5,790,823		$ 677,768		$ 1,570,728		$ 1,526,753
Units outstanding	2,218,327		280,423		709,683		810,092
Investment shares held	165,736		28,135		121,011		135,832
Investments at cost	$ 4,779,893		$ 581,254		$ 1,106,075		$ 1,403,125
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 2.05	6,278	$ 1.98	3,806	$ 2.21	119,959	$ 1.89	285,262
Phoenix Express VUL® (V616)	$ 2.52	80,956	$ -	-	$ -	-	$ -	-
Phoenix Joint Edge® VUL	$ 2.44	6,444	$ 2.34	5,072	$ -	-	$ 1.89	14,362
The Phoenix Edge® – SVUL	$ 2.62	164,816	$ 2.42	49,740	$ 2.21	14,761	$ 1.89	49,063
The Phoenix Edge® – VUL	$ 2.62	1,959,833	$ 2.42	221,805	$ 2.21	574,963	$ 1.89	461,405
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Morningstar Growth ETF Asset Allocation Portfolio – Class II		Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II		Neuberger Berman AMT Mid Cap Growth Portfolio - S Class		PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class
Assets:
Investments at fair value	$ 3,765,761		$ 381,290		$ 278,341		$ 2,568,665
Total assets	$ 3,765,761		$ 381,290		$ 278,341		$ 2,568,665
Total net assets	$ 3,765,761		$ 381,290		$ 278,341		$ 2,568,665
Units outstanding	1,802,658		234,571		127,819		4,466,311
Investment shares held	328,600		34,600		7,719		419,032
Investments at cost	$ 3,334,383		$ 367,468		$ 191,107		$ 4,669,536
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 2.10	574,930	$ 1.65	17,284	$ 2.18	19,806	$ 0.58	1,908,560
Phoenix Express VUL® (V616)	$ 2.03	277,503	$ 1.60	116,252	$ 2.16	7,918	$ 0.63	77,598
Phoenix Joint Edge® VUL	$ 2.10	130,464	$ 1.65	5,735	$ 2.18	357	$ 0.47	1,208,157
The Phoenix Edge® – SVUL	$ 2.10	10,929	$ -	-	$ 2.18	405	$ 0.66	222,365
The Phoenix Edge® – VUL	$ 2.10	808,832	$ 1.65	95,300	$ 2.18	99,333	$ 0.66	1,049,631
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	PIMCO Real Return Portfolio – Advisor Class		PIMCO Total Return Portfolio – Advisor Class		Rydex VT Inverse Government Long Bond Strategy Fund		Rydex VT Nova Fund
Assets:
Investments at fair value	$ 122,170		$ 627,137		$ 3,315		$ 17,762
Total assets	$ 122,170		$ 627,137		$ 3,315		$ 17,762
Total net assets	$ 122,170		$ 627,137		$ 3,315		$ 17,762
Units outstanding	64,644		301,091		14,067		2,703
Investment shares held	8,777		54,110		49		123
Investments at cost	$ 110,205		$ 583,174		$ 18,082		$ 5,270
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 1.70	1,203	$ 1.90	22,012	$ -	-	$ -	-
Phoenix Express VUL® (V616)	$ -	-	$ 2.01	11,268	$ -	-	$ -	-
Phoenix Joint Edge® VUL	$ 1.62	998	$ 1.86	23,170	$ -	-	$ -	-
The Phoenix Edge® – SVUL	$ 1.90	4,423	$ 2.12	28,072	$ -	-	$ -	-
The Phoenix Edge® – VUL	$ 1.90	58,020	$ 2.12	216,569	$ 0.24	14,067	$ 6.57	2,703
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Templeton Developing Markets VIP Fund – Class 2		Templeton Foreign VIP Fund – Class 2		Templeton Growth VIP Fund – Class 2		TVST Touchstone Balanced Fund
Assets:
Investments at fair value	$ 545,925		$ 1,034,272		$ 1,793,056		$ 184,022
Total assets	$ 545,925		$ 1,034,272		$ 1,793,056		$ 184,022
Total net assets	$ 545,925		$ 1,034,272		$ 1,793,056		$ 184,022
Units outstanding	310,729		308,926		690,962		69,592
Investment shares held	46,901		77,882		160,524		13,541
Investments at cost	$ 524,778		$ 1,139,719		$ 1,936,192		$ 163,916
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 1.39	86,598	$ 1.15	107,892	$ 1.47	318,457	$ 2.62	13,945
Phoenix Express VUL® (V616)	$ 1.81	7,208	$ 1.67	3,873	$ 1.89	19,301	$ -	-
Phoenix Joint Edge® VUL	$ 1.73	8,561	$ 1.30	367	$ 1.74	159,278	$ 2.76	391
The Phoenix Edge® – SVUL	$ 1.91	101,291	$ 4.59	81,193	$ 5.21	24,690	$ -	-
The Phoenix Edge® – VUL	$ 1.91	107,071	$ 4.59	115,601	$ 5.21	169,236	$ 2.65	55,256
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	TVST Touchstone Bond Fund		TVST Touchstone Common Stock Fund		TVST Touchstone Small Company Fund		Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
Assets:
Investments at fair value	$ 1,705,457		$ 10,553,277		$ 1,868,392		$ 5,449,632
Total assets	$ 1,705,457		$ 10,553,277		$ 1,868,392		$ 5,449,632
Total net assets	$ 1,705,457		$ 10,553,277		$ 1,868,392		$ 5,449,632
Units outstanding	948,107		3,045,726		554,053		1,104,673
Investment shares held	157,767		958,517		118,930		307,715
Investments at cost	$ 1,613,280		$ 9,219,531		$ 1,488,273		$ 6,916,452
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 1.80	392,108	$ 3.40	1,549,987	$ 3.30	279,090	$ 2.29	535,108
Phoenix Express VUL® (V616)	$ 1.75	14,243	$ 3.28	51,211	$ 3.17	11,410	$ 3.20	52,787
Phoenix Joint Edge® VUL	$ 1.78	362,939	$ 3.63	752,529	$ 3.65	111,020	$ 2.48	216,058
The Phoenix Edge® – SVUL	$ 1.83	9,534	$ 3.44	64,901	$ 3.32	3,835	$ 11.71	34,934
The Phoenix Edge® – VUL	$ 1.83	169,283	$ 3.44	627,098	$ 3.32	148,698	$ 11.71	265,786
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Virtus KAR Capital Growth Series – Class A Shares		Virtus KAR Enhanced Core Equity Series – Class A Shares		Virtus KAR Small-Cap Growth Series – Class A Shares		Virtus KAR Small-Cap Value Series – Class A Shares
Assets:
Investments at fair value	$ 1,413,830		$ 4,080,496		$ 4,119,335		$ 7,869,468
Total assets	$ 1,413,830		$ 4,080,496		$ 4,119,335		$ 7,869,468
Total net assets	$ 1,413,830		$ 4,080,496		$ 4,119,335		$ 7,869,468
Units outstanding	123,048		564,622		176,509		1,337,920
Investment shares held	28,901		353,596		102,624		415,056
Investments at cost	$ 470,545		$ 4,398,208		$ 2,090,733		$ 5,708,299
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 4.04	3,223	$ 2.37	13,890	$ 5.83	29,343	$ 2.88	561,243
Phoenix Express VUL® (V616)	$ -	-	$ 3.00	32,616	$ 9.56	452	$ 3.64	57,074
Phoenix Joint Edge® VUL	$ 4.64	496	$ 2.70	429	$ 7.19	17,950	$ 3.26	220,014
The Phoenix Edge® – SVUL	$ -	-	$ 7.63	45,520	$ 29.62	11,954	$ 10.66	36,914
The Phoenix Edge® – VUL	$ 11.72	119,329	$ 7.63	472,167	$ 29.62	116,810	$ 10.66	462,675
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares		Virtus SGA International Growth Series – Class A Shares		Virtus Strategic Allocation Series – Class A Shares		Wanger International
Assets:
Investments at fair value	$ 3,682,639		$ 15,427,641		$ 791,495		$ 4,654,456
Total assets	$ 3,682,639		$ 15,427,641		$ 791,495		$ 4,654,456
Total net assets	$ 3,682,639		$ 15,427,641		$ 791,495		$ 4,654,456
Units outstanding	1,177,214		5,920,933		106,924		1,080,284
Investment shares held	384,811		1,066,181		44,440		166,053
Investments at cost	$ 3,426,989		$ 15,698,889		$ 622,877		$ 4,778,821
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 2.14	437,161	$ 1.41	3,118,559	$ 2.81	5,104	$ 1.95	619,636
Phoenix Express VUL® (V616)	$ 2.29	36,898	$ 2.33	178,676	$ 3.27	13,376	$ 3.49	32,291
Phoenix Joint Edge® VUL	$ 2.18	428,765	$ 1.52	1,378,937	$ 3.05	644	$ 2.33	198,087
The Phoenix Edge® – SVUL	$ 6.30	14,392	$ 6.83	47,686	$ -	-	$ 12.46	14,022
The Phoenix Edge® – VUL	$ 6.30	259,998	$ 6.83	1,197,075	$ 8.33	87,800	$ 12.46	216,248
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Wanger Select		Wanger USA
Assets:
Investments at fair value	$ 720,789		$ 2,051,726
Total assets	$ 720,789		$ 2,051,726
Total net assets	$ 720,789		$ 2,051,726
Units outstanding	71,437		165,111
Investment shares held	35,298		83,302
Investments at cost	$ 745,083		$ 2,275,827
	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 3.02	15,715	$ 3.77	15,155
Phoenix Express VUL® (V616)	$ 4.47	7,287	$ 4.63	7,081
Phoenix Joint Edge® VUL	$ 3.38	162	$ 4.15	6,904
The Phoenix Edge® – SVUL	$ 13.26	4,578	$ 14.22	34,215
The Phoenix Edge® – VUL	$ 13.26	43,695	$ 14.22	101,756
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
	Alger Capital Appreciation Portfolio - Class I-2 Shares	AMT Sustainable Equity Portfolio - Class S	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	DWS Equity 500 Index VIP – Class A
Income:
Dividends	$ -	$ 18,516	$ 7,363	$ 105,821
Expenses:
Mortality and expense fees	-	120	10	203
Net investment income (loss)	-	18,396	7,353	105,618
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	793	(7,184)	(3,689)	43,282
Realized gain distributions	47,378	203,688	21,607	371,264
Realized gain (loss)	48,171	196,504	17,918	414,546
Change in unrealized appreciation (depreciation) during the year	61,902	679,416	56,349	592,405
Net increase (decrease) in net assets from operations	$ 110,073	$ 894,316	$ 81,620	$ 1,112,569

	DWS Small Cap Index VIP – Class A	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes Government Money Fund II - Service Shares	Federated Hermes High Income Bond Fund II – Primary Shares
Income:
Dividends	$ 1,802	$ 95,127	$ 4,550	$ 39,700
Expenses:
Mortality and expense fees	11	261	32	-
Net investment income (loss)	1,791	94,866	4,518	39,700
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	650	22,601	( - )	5,698
Realized gain distributions	16,671	-	-	-
Realized gain (loss)	17,321	22,601	-	5,698
Change in unrealized appreciation (depreciation) during the year	12,260	103,953	-	(10,193)
Net increase (decrease) in net assets from operations	$ 31,372	$ 221,420	$ 4,518	$ 35,205

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	Fidelity ® VIP Contrafund® Portfolio – Service Class	Fidelity ® VIP Growth Opportunities Portfolio – Service Class	Fidelity ® VIP Growth Portfolio – Service Class	Fidelity ® VIP Investment Grade Bond Portfolio – Service Class
Income:
Dividends	$ 5,893	$ 972	$ 1,426	$ 54,883
Expenses:
Mortality and expense fees	29	579	30	63
Net investment income (loss)	5,864	393	1,396	54,820
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	85,775	1,509,504	1,367	3,085
Realized gain distributions	20,845	785,064	221,889	943
Realized gain (loss)	106,620	2,294,568	223,256	4,028
Change in unrealized appreciation (depreciation) during the year	883,158	4,887,123	667,557	160,228
Net increase (decrease) in net assets from operations	$ 995,642	$ 7,182,084	$ 892,209	$ 219,076

	Franklin Income VIP Fund – Class 2	Franklin Mutual Shares VIP Fund – Class 2	Guggenheim VT Long Short Equity Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund
Income:
Dividends	$ 89,898	$ 52,350	$ 49	$ -
Expenses:
Mortality and expense fees	28	27	-	-
Net investment income (loss)	89,870	52,323	49	-
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(14,704)	7,337	1	524
Realized gain distributions	1,273	72,780	-	34,938
Realized gain (loss)	(13,431)	80,117	1	35,462
Change in unrealized appreciation (depreciation) during the year	(90,595)	(230,580)	252	35,737
Net increase (decrease) in net assets from operations	$ (14,156)	$ (98,140)	$ 302	$ 71,199

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Invesco V.I. American Franchise Fund – Series I Shares	Invesco V.I. Core Equity Fund – Series I Shares
Income:
Dividends	$ 2,304	$ 11,395	$ 2,421	$ 5,104
Expenses:
Mortality and expense fees	-	63	135	-
Net investment income (loss)	2,304	11,332	2,286	5,104
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	1,366	20,049	21,934	(339)
Realized gain distributions	19,107	45,438	252,546	88,048
Realized gain (loss)	20,473	65,487	274,480	87,709
Change in unrealized appreciation (depreciation) during the year	108,561	554,836	943,942	(42,526)
Net increase (decrease) in net assets from operations	$ 131,338	$ 631,655	$ 1,220,708	$ 50,287

	Invesco V.I. Equity and Income Fund – Series II Shares	Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
Income:
Dividends	$ 5,550	$ 1,101	$ 247	$ 16,386
Expenses:
Mortality and expense fees	-	-	-	-
Net investment income (loss)	5,550	1,101	247	16,386
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	442	27	3	(2,219)
Realized gain distributions	11,473	31,155	9,419	-
Realized gain (loss)	11,915	31,182	9,422	(2,219)
Change in unrealized appreciation (depreciation) during the year	14,844	(16,463)	385	14,139
Net increase (decrease) in net assets from operations	$ 32,309	$ 15,820	$ 10,054	$ 28,306

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II	Morningstar Balanced ETF Asset Allocation Portfolio – Class II
Income:
Dividends	$ 90,094	$ 6,624	$ 26,013	$ 28,488
Expenses:
Mortality and expense fees	213	-	-	236
Net investment income (loss)	89,881	6,624	26,013	28,252
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(30,492)	6,303	951	(23,381)
Realized gain distributions	-	-	28,861	18,238
Realized gain (loss)	(30,492)	6,303	29,812	(5,143)
Change in unrealized appreciation (depreciation) during the year	60,492	(25,425)	81,173	102,477
Net increase (decrease) in net assets from operations	$ 119,881	$ (12,498)	$ 136,998	$ 125,586

	Morningstar Growth ETF Asset Allocation Portfolio – Class II	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II	Neuberger Berman AMT Mid Cap Growth Portfolio - S Class	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class
Income:
Dividends	$ 68,346	$ 7,538	$ -	$ 127,598
Expenses:
Mortality and expense fees	591	87	16	47
Net investment income (loss)	67,755	7,451	(16)	127,551
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	10,088	149	2,929	2,121
Realized gain distributions	97,776	4,232	11,901	-
Realized gain (loss)	107,864	4,381	14,830	2,121
Change in unrealized appreciation (depreciation) during the year	155,421	15,558	64,385	(64,095)
Net increase (decrease) in net assets from operations	$ 331,040	$ 27,390	$ 79,199	$ 65,577

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	PIMCO Real Return Portfolio – Advisor Class	PIMCO Total Return Portfolio – Advisor Class	Rydex VT Inverse Government Long Bond Strategy Fund	Rydex VT Nova Fund
Income:
Dividends	$ 1,757	$ 12,318	$ 10	$ 130
Expenses:
Mortality and expense fees	-	25	-	-
Net investment income (loss)	1,757	12,293	10	130
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	3,875	4,168	(727)	441
Realized gain distributions	-	7,247	-	1,527
Realized gain (loss)	3,875	11,415	(727)	1,968
Change in unrealized appreciation (depreciation) during the year	10,575	25,530	(210)	813
Net increase (decrease) in net assets from operations	$ 16,207	$ 49,238	$ (927)	$ 2,911

	Templeton Developing Markets VIP Fund – Class 2	Templeton Foreign VIP Fund – Class 2	Templeton Growth VIP Fund – Class 2	TVST Touchstone Balanced Fund
Income:
Dividends	$ 18,224	$ 31,670	$ 47,121	$ 2,190
Expenses:
Mortality and expense fees	13	7	38	-
Net investment income (loss)	18,211	31,663	47,083	2,190
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(24,122)	(73,206)	(2,550)	(478)
Realized gain distributions	11,437	-	-	6,145
Realized gain (loss)	(12,685)	(73,206)	(2,550)	5,667
Change in unrealized appreciation (depreciation) during the year	47,646	(8,000)	34,895	21,205
Net increase (decrease) in net assets from operations	$ 53,172	$ (49,543)	$ 79,428	$ 29,062

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	TVST Touchstone Bond Fund	TVST Touchstone Common Stock Fund	TVST Touchstone Small Company Fund	Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
Income:
Dividends	$ 28,286	$ 56,761	$ 2,345	$ 58,847
Expenses:
Mortality and expense fees	30	175	33	180
Net investment income (loss)	28,256	56,586	2,312	58,667
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	4,263	139,733	(13,347)	(13,985)
Realized gain distributions	-	291,514	57,216	96,734
Realized gain (loss)	4,263	431,247	43,869	82,749
Change in unrealized appreciation (depreciation) during the year	118,211	1,576,655	239,406	(224,583)
Net increase (decrease) in net assets from operations	$ 150,730	$ 2,064,488	$ 285,587	$ (83,167)

	Virtus KAR Capital Growth Series – Class A Shares	Virtus KAR Enhanced Core Equity Series – Class A Shares	Virtus KAR Small-Cap Growth Series – Class A Shares	Virtus KAR Small-Cap Value Series – Class A Shares
Income:
Dividends	$ -	$ 62,446	$ -	$ 70,934
Expenses:
Mortality and expense fees	-	102	4	202
Net investment income (loss)	-	62,344	(4)	70,732
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	12,875	(19,967)	(25,813)	21,515
Realized gain distributions	75,367	908,309	470,976	484,707
Realized gain (loss)	88,242	888,342	445,163	506,222
Change in unrealized appreciation (depreciation) during the year	392,906	(458,367)	804,946	1,243,514
Net increase (decrease) in net assets from operations	$ 481,148	$ 492,319	$ 1,250,105	$ 1,820,468

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares	Virtus SGA International Growth Series – Class A Shares	Virtus Strategic Allocation Series – Class A Shares	Wanger International
Income:
Dividends	$ 117,690	$ -	$ 4,615	$ 77,190
Expenses:
Mortality and expense fees	95	424	44	111
Net investment income (loss)	117,595	(424)	4,571	77,079
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(2,177)	41,142	(2,689)	(26,124)
Realized gain distributions	-	196,331	22,219	137,766
Realized gain (loss)	(2,177)	237,473	19,530	111,642
Change in unrealized appreciation (depreciation) during the year	104,117	2,748,183	172,873	353,417
Net increase (decrease) in net assets from operations	$ 219,535	$ 2,985,232	$ 196,974	$ 542,138

	Wanger Select	Wanger USA
Income:
Dividends	$ 4,393	$ -
Expenses:
Mortality and expense fees	32	31
Net investment income (loss)	4,361	(31)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(12,133)	120
Realized gain distributions	65,196	175,688
Realized gain (loss)	53,063	175,808
Change in unrealized appreciation (depreciation) during the year	94,640	218,740
Net increase (decrease) in net assets from operations	$ 152,064	$ 394,517
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
	Alger Capital Appreciation Portfolio – Class I-2 Shares		AMT Sustainable Equity Portfolio - Class S
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ -	$ -	$ 18,396	$ 14,098
Realized gains (losses)	48,171	29,428	196,504	275,201
Unrealized appreciation (depreciation) during the year	61,902	37,983	679,416	152,149
Net increase (decrease) in net assets from operations	110,073	67,411	894,316	441,448
Contract transactions:
Payments received from contract owners	4,823	5,016	305,175	235,619
Transfers between Investment Options (including Guaranteed Interest Account), net	-	-	(85,337)	4,996,629
Transfers for contract benefits and terminations	(217)	(1,910)	(625,109)	(379,886)
Contract maintenance charges	(9,194)	(8,046)	-	(120,379)
Net increase (decrease) in net assets resulting from contract transactions	(4,588)	(4,940)	(405,271)	4,731,983
Total increase (decrease) in net assets	105,485	62,471	489,045	5,173,431
Net assets at beginning of period	265,793	203,322	5,173,431	-
Net assets at end of period	$ 371,278	$ 265,793	$ 5,662,476	$ 5,173,431

	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares		DWS Equity 500 Index VIP – Class A
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 7,353	$ 6,784	$ 105,618	$ 117,898
Realized gains (losses)	17,918	40,701	414,546	309,790
Unrealized appreciation (depreciation) during the year	56,349	87,758	592,405	1,186,764
Net increase (decrease) in net assets from operations	81,620	135,243	1,112,569	1,614,452
Contract transactions:
Payments received from contract owners	22,106	31,739	224,677	226,566
Transfers between Investment Options (including Guaranteed Interest Account), net	5,352	2,786	(86,202)	94,148
Transfers for contract benefits and terminations	(2,196)	(44,104)	(234,479)	(361,823)
Contract maintenance charges	(24,167)	(25,224)	(273,658)	(276,076)
Net increase (decrease) in net assets resulting from contract transactions	1,095	(34,803)	(369,662)	(317,185)
Total increase (decrease) in net assets	82,715	100,440	742,907	1,297,267
Net assets at beginning of period	637,797	537,357	6,550,115	5,252,848
Net assets at end of period	$ 720,512	$ 637,797	$ 7,293,022	$ 6,550,115

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	DWS Small Cap Index VIP – Class A		Federated Hermes Fund for U.S. Government Securities II
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 1,791	$ 2,608	$ 94,866	$ 97,476
Realized gains (losses)	17,321	13,558	22,601	6,589
Unrealized appreciation (depreciation) during the year	12,260	32,542	103,953	138,356
Net increase (decrease) in net assets from operations	31,372	48,708	221,420	242,421
Contract transactions:
Payments received from contract owners	8,736	17,502	285,564	409,448
Transfers between Investment Options (including Guaranteed Interest Account), net	(15,172)	(29,883)	97,980	179,923
Transfers for contract benefits and terminations	(2)	(67,800)	(182,714)	(738,757)
Contract maintenance charges	(4,888)	(9,204)	(202,217)	(217,690)
Net increase (decrease) in net assets resulting from contract transactions	(11,326)	(89,385)	(1,387)	(367,076)
Total increase (decrease) in net assets	20,046	(40,677)	220,033	(124,655)
Net assets at beginning of period	176,596	217,273	3,897,300	4,021,955
Net assets at end of period	$ 196,642	$ 176,596	$ 4,117,333	$ 3,897,300

	Federated Hermes Government Money Fund II - Service Shares		Federated Hermes High Income Bond Fund II – Primary Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 4,518	$ 37,278	$ 39,700	$ 37,052
Realized gains (losses)	-	-	5,698	(600)
Unrealized appreciation (depreciation) during the year	-	-	(10,193)	49,540
Net increase (decrease) in net assets from operations	4,518	37,278	35,205	85,992
Contract transactions:
Payments received from contract owners	285,669	199,750	26,047	24,007
Transfers between Investment Options (including Guaranteed Interest Account), net	1,516,281	558,553	(7,142)	85,049
Transfers for contract benefits and terminations	(947,285)	(649,961)	(29,776)	(29,279)
Contract maintenance charges	(269,079)	(170,813)	(30,833)	(31,267)
Net increase (decrease) in net assets resulting from contract transactions	585,586	(62,471)	(41,704)	48,510
Total increase (decrease) in net assets	590,104	(25,193)	(6,499)	134,502
Net assets at beginning of period	2,239,559	2,264,752	709,278	574,776
Net assets at end of period	$ 2,829,663	$ 2,239,559	$ 702,779	$ 709,278

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Fidelity ® VIP Contrafund® – Service Class		Fidelity ® VIP Growth Opportunities Portfolio – Service Class
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 5,864	$ 12,892	$ 393	$ 5,505
Realized gains (losses)	106,620	447,678	2,294,568	1,374,935
Unrealized appreciation (depreciation) during the year	883,158	517,334	4,887,123	2,388,382
Net increase (decrease) in net assets from operations	995,642	977,904	7,182,084	3,768,822
Contract transactions:
Payments received from contract owners	157,829	268,815	496,505	542,903
Transfers between Investment Options (including Guaranteed Interest Account), net	(270,063)	(40,078)	(1,094,045)	(932,270)
Transfers for contract benefits and terminations	(236,292)	(482,925)	(1,413,077)	(772,520)
Contract maintenance charges	(180,433)	(217,409)	(488,450)	(441,810)
Net increase (decrease) in net assets resulting from contract transactions	(528,959)	(471,597)	(2,499,067)	(1,603,697)
Total increase (decrease) in net assets	466,683	506,307	4,683,017	2,165,125
Net assets at beginning of period	3,839,831	3,333,524	11,962,971	9,797,846
Net assets at end of period	$ 4,306,514	$ 3,839,831	$ 16,645,988	$ 11,962,971

	Fidelity ® VIP Growth Portfolio – Service Class		Fidelity ® VIP Investment Grade Bond Portfolio –Service Class
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 1,396	$ 3,270	$ 54,820	$ 62,939
Realized gains (losses)	223,256	152,497	4,028	3,976
Unrealized appreciation (depreciation) during the year	667,557	425,529	160,228	151,361
Net increase (decrease) in net assets from operations	892,209	581,296	219,076	218,276
Contract transactions:
Payments received from contract owners	83,256	230,235	178,277	191,270
Transfers between Investment Options (including Guaranteed Interest Account), net	39,521	6,079	37,439	69,601
Transfers for contract benefits and terminations	(104,820)	(311,823)	(190,672)	(255,513)
Contract maintenance charges	(118,006)	(114,220)	(124,616)	(128,817)
Net increase (decrease) in net assets resulting from contract transactions	(100,049)	(189,729)	(99,572)	(123,459)
Total increase (decrease) in net assets	792,160	391,567	119,504	94,817
Net assets at beginning of period	2,148,133	1,756,566	2,455,007	2,360,190
Net assets at end of period	$ 2,940,293	$ 2,148,133	$ 2,574,511	$ 2,455,007

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Franklin Income VIP Fund – Class 2		Franklin Mutual Shares VIP Fund – Class 2
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 89,870	$ 99,068	$ 52,323	$ 37,741
Realized gains (losses)	(13,431)	45,980	80,117	203,160
Unrealized appreciation (depreciation) during the year	(90,595)	121,268	(230,580)	195,309
Net increase (decrease) in net assets from operations	(14,156)	266,316	(98,140)	436,210
Contract transactions:
Payments received from contract owners	81,873	99,406	136,799	123,852
Transfers between Investment Options (including Guaranteed Interest Account), net	(86,675)	203,870	68,844	(81,402)
Transfers for contract benefits and terminations	(56,884)	(335,014)	(164,291)	(262,426)
Contract maintenance charges	(68,627)	(87,554)	(96,639)	(120,197)
Net increase (decrease) in net assets resulting from contract transactions	(130,313)	(119,292)	(55,287)	(340,173)
Total increase (decrease) in net assets	(144,469)	147,024	(153,427)	96,037
Net assets at beginning of period	1,835,078	1,688,054	2,186,117	2,090,080
Net assets at end of period	$ 1,690,609	$ 1,835,078	$ 2,032,690	$ 2,186,117

	Guggenheim VT Long Short Equity Fund		Invesco Oppenheimer V.I. Capital Appreciation Fund
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 49	$ 32	$ -	$ -
Realized gains (losses)	1	-	35,462	18,840
Unrealized appreciation (depreciation) during the year	252	276	35,737	37,184
Net increase (decrease) in net assets from operations	302	308	71,199	56,024
Contract transactions:
Payments received from contract owners	787	787	9,846	9,625
Transfers between Investment Options (including Guaranteed Interest Account), net	-	-	(6,406)	(533)
Transfers for contract benefits and terminations	(4)	-	(1,798)	(10,155)
Contract maintenance charges	(711)	(698)	(7,426)	(7,295)
Net increase (decrease) in net assets resulting from contract transactions	72	89	(5,784)	(8,358)
Total increase (decrease) in net assets	374	397	65,415	47,666
Net assets at beginning of period	5,911	5,514	207,286	159,620
Net assets at end of period	$ 6,285	$ 5,911	$ 272,701	$ 207,286

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Invesco Oppenheimer V.I. Global Fund		Invesco Oppenheimer V.I. Main Street Small Cap Fund®
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 2,304	$ 3,235	$ 11,332	$ (69)
Realized gains (losses)	20,473	70,694	65,487	283,714
Unrealized appreciation (depreciation) during the year	108,561	64,973	554,836	439,480
Net increase (decrease) in net assets from operations	131,338	138,902	631,655	723,125
Contract transactions:
Payments received from contract owners	24,143	26,885	193,995	203,050
Transfers between Investment Options (including Guaranteed Interest Account), net	(8,469)	(15,442)	62,173	85,674
Transfers for contract benefits and terminations	(56,213)	(35,247)	(315,112)	(426,921)
Contract maintenance charges	(17,156)	(17,326)	(108,830)	(120,322)
Net increase (decrease) in net assets resulting from contract transactions	(57,695)	(41,130)	(167,774)	(258,519)
Total increase (decrease) in net assets	73,643	97,772	463,881	464,606
Net assets at beginning of period	563,195	465,423	3,335,395	2,870,789
Net assets at end of period	$ 636,838	$ 563,195	$ 3,799,276	$ 3,335,395

	Invesco V.I. American Franchise Fund – Series I Shares		Invesco V.I. Core Equity Fund – Series I Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 2,286	$ (112)	$ 5,104	$ 3,670
Realized gains (losses)	274,480	470,828	87,709	51,913
Unrealized appreciation (depreciation) during the year	943,942	419,505	(42,526)	45,099
Net increase (decrease) in net assets from operations	1,220,708	890,221	50,287	100,682
Contract transactions:
Payments received from contract owners	157,225	139,587	21,145	20,607
Transfers between Investment Options (including Guaranteed Interest Account), net	(66,481)	(64,517)	(4,258)	(31,280)
Transfers for contract benefits and terminations	(158,316)	(267,340)	(9,652)	(67,348)
Contract maintenance charges	(163,688)	(154,971)	(21,705)	(26,757)
Net increase (decrease) in net assets resulting from contract transactions	(231,260)	(347,241)	(14,470)	(104,778)
Total increase (decrease) in net assets	989,448	542,980	35,817	(4,096)
Net assets at beginning of period	3,096,521	2,553,541	386,318	390,414
Net assets at end of period	$ 4,085,969	$ 3,096,521	$ 422,135	$ 386,318

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Invesco V.I. Equity and Income Fund – Series II Shares		Invesco V.I. Mid Cap Core Equity Fund – Series I Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 5,550	$ 5,102	$ 1,101	$ 852
Realized gains (losses)	11,915	14,730	31,182	18,421
Unrealized appreciation (depreciation) during the year	14,844	34,082	(16,463)	17,839
Net increase (decrease) in net assets from operations	32,309	53,914	15,820	37,112
Contract transactions:
Payments received from contract owners	10,181	11,013	6,840	7,463
Transfers between Investment Options (including Guaranteed Interest Account), net	21,177	(32,288)	2,580	540
Transfers for contract benefits and terminations	(3,330)	(98,766)	(104)	(37,950)
Contract maintenance charges	(11,079)	(11,901)	(5,150)	(6,553)
Net increase (decrease) in net assets resulting from contract transactions	16,949	(131,942)	4,166	(36,500)
Total increase (decrease) in net assets	49,258	(78,028)	19,986	612
Net assets at beginning of period	235,169	313,197	154,743	154,131
Net assets at end of period	$ 284,427	$ 235,169	$ 174,729	$ 154,743

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares		Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 247	$ -	$ 16,386	$ 16,904
Realized gains (losses)	9,422	(5,321)	(2,219)	476
Unrealized appreciation (depreciation) during the year	385	47,423	14,139	29,709
Net increase (decrease) in net assets from operations	10,054	42,102	28,306	47,089
Contract transactions:
Payments received from contract owners	7,319	9,268	23,022	65,460
Transfers between Investment Options (including Guaranteed Interest Account), net	(552)	(74,677)	(3,873)	24,286
Transfers for contract benefits and terminations	(2,055)	(6,898)	(23,262)	(8,950)
Contract maintenance charges	(4,550)	(6,546)	(15,563)	(18,772)
Net increase (decrease) in net assets resulting from contract transactions	162	(78,853)	(19,676)	62,024
Total increase (decrease) in net assets	10,216	(36,751)	8,630	109,113
Net assets at beginning of period	146,470	183,221	443,473	334,360
Net assets at end of period	$ 156,686	$ 146,470	$ 452,103	$ 443,473

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares		Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 89,881	$ 93,098	$ 6,624	$ 6,535
Realized gains (losses)	(30,492)	415,298	6,303	19,503
Unrealized appreciation (depreciation) during the year	60,492	626,357	(25,425)	117,689
Net increase (decrease) in net assets from operations	119,881	1,134,753	(12,498)	143,727
Contract transactions:
Payments received from contract owners	299,866	468,518	51,018	57,768
Transfers between Investment Options (including Guaranteed Interest Account), net	22,870	(78,154)	(53,033)	(674)
Transfers for contract benefits and terminations	(333,273)	(527,315)	(9,564)	(50,813)
Contract maintenance charges	(238,483)	(280,920)	(41,028)	(50,988)
Net increase (decrease) in net assets resulting from contract transactions	(249,020)	(417,871)	(52,607)	(44,707)
Total increase (decrease) in net assets	(129,139)	716,882	(65,105)	99,020
Net assets at beginning of period	5,919,962	5,203,080	742,873	643,853
Net assets at end of period	$ 5,790,823	$ 5,919,962	$ 677,768	$ 742,873

	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II		Morningstar Balanced ETF Asset Allocation Portfolio – Class II
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 26,013	$ 22,519	$ 28,252	$ 33,076
Realized gains (losses)	29,812	142,526	(5,143)	47,907
Unrealized appreciation (depreciation) during the year	81,173	174,641	102,477	185,303
Net increase (decrease) in net assets from operations	136,998	339,686	125,586	266,286
Contract transactions:
Payments received from contract owners	139,538	215,657	79,299	91,852
Transfers between Investment Options (including Guaranteed Interest Account), net	(80,295)	(349,081)	(348,523)	1,836
Transfers for contract benefits and terminations	(50,908)	(210,113)	(37)	(297,095)
Contract maintenance charges	(106,209)	(147,261)	(57,468)	(66,516)
Net increase (decrease) in net assets resulting from contract transactions	(97,874)	(490,798)	(326,729)	(269,923)
Total increase (decrease) in net assets	39,124	(151,112)	(201,143)	(3,637)
Net assets at beginning of period	1,531,604	1,682,716	1,727,896	1,731,533
Net assets at end of period	$ 1,570,728	$ 1,531,604	$ 1,526,753	$ 1,727,896

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Morningstar Growth ETF Asset Allocation Portfolio – Class II		Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 67,755	$ 60,390	$ 7,451	$ 3,756
Realized gains (losses)	107,864	167,167	4,381	4,591
Unrealized appreciation (depreciation) during the year	155,421	390,766	15,558	13,396
Net increase (decrease) in net assets from operations	331,040	618,323	27,390	21,743
Contract transactions:
Payments received from contract owners	302,512	304,931	11,999	10,685
Transfers between Investment Options (including Guaranteed Interest Account), net	29,795	(78,547)	174,250	-
Transfers for contract benefits and terminations	(311,655)	(255,836)	(152)	(140)
Contract maintenance charges	(190,954)	(233,872)	(18,569)	(16,845)
Net increase (decrease) in net assets resulting from contract transactions	(170,302)	(263,324)	167,528	(6,300)
Total increase (decrease) in net assets	160,738	354,999	194,918	15,443
Net assets at beginning of period	3,605,023	3,250,024	186,370	170,927
Net assets at end of period	$ 3,765,761	$ 3,605,023	$ 381,288	$ 186,370

	Neuberger Berman AMT Mid Cap Growth Portfolio - S Class		PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (16)	$ (14)	$ 127,551	$ 94,741
Realized gains (losses)	14,830	16,111	2,121	(4,297)
Unrealized appreciation (depreciation) during the year	64,385	35,244	(64,095)	137,202
Net increase (decrease) in net assets from operations	79,199	51,341	65,577	227,646
Contract transactions:
Payments received from contract owners	7,684	5,386	169,231	177,325
Transfers between Investment Options (including Guaranteed Interest Account), net	14,444	8,035	304,545	137,397
Transfers for contract benefits and terminations	(2,926)	(21,514)	(184,798)	(182,204)
Contract maintenance charges	(15,296)	(14,099)	(76,209)	(80,703)
Net increase (decrease) in net assets resulting from contract transactions	3,906	(22,192)	212,769	51,815
Total increase (decrease) in net assets	83,105	29,149	278,346	279,461
Net assets at beginning of period	195,236	166,087	2,290,319	2,010,858
Net assets at end of period	$ 278,341	$ 195,236	$ 2,568,665	$ 2,290,319

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	PIMCO Real Return Portfolio – Advisor Class		PIMCO Total Return Portfolio – Advisor Class
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 1,757	$ 2,812	$ 12,293	$ 16,925
Realized gains (losses)	3,875	514	11,415	150
Unrealized appreciation (depreciation) during the year	10,575	12,896	25,530	28,591
Net increase (decrease) in net assets from operations	16,207	16,222	49,238	45,666
Contract transactions:
Payments received from contract owners	6,512	11,056	29,368	34,960
Transfers between Investment Options (including Guaranteed Interest Account), net	7,599	(37,768)	(5,971)	10,396
Transfers for contract benefits and terminations	(304)	(100,360)	(8,640)	(57,293)
Contract maintenance charges	(5,614)	(14,180)	(31,990)	(35,926)
Net increase (decrease) in net assets resulting from contract transactions	8,193	(141,252)	(17,233)	(47,863)
Total increase (decrease) in net assets	24,400	(125,030)	32,005	(2,197)
Net assets at beginning of period	97,770	222,800	595,132	597,329
Net assets at end of period	$ 122,170	$ 97,770	$ 627,137	$ 595,132

	Rydex VT Inverse Government Long Bond Strategy Fund		Rydex VT Nova Fund
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 10	$ -	$ 130	$ 158
Realized gains (losses)	(727)	(814)	1,968	15
Unrealized appreciation (depreciation) during the year	(210)	115	813	4,935
Net increase (decrease) in net assets from operations	(927)	(699)	2,911	5,108
Contract transactions:
Payments received from contract owners	163	163	35	232
Transfers between Investment Options (including Guaranteed Interest Account), net	-	-	-	-
Transfers for contract benefits and terminations	-	-	(54)	(78)
Contract maintenance charges	(329)	(438)	(1,065)	(980)
Net increase (decrease) in net assets resulting from contract transactions	(166)	(275)	(1,084)	(826)
Total increase (decrease) in net assets	(1,093)	(974)	1,827	4,282
Net assets at beginning of period	4,408	5,382	15,935	11,653
Net assets at end of period	$ 3,315	$ 4,408	$ 17,762	$ 15,935

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Templeton Developing Markets VIP Fund – Class 2		Templeton Foreign VIP Fund – Class 2
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 18,211	$ 5,579	$ 31,663	$ 21,202
Realized gains (losses)	(12,685)	(33,274)	(73,206)	(33,841)
Unrealized appreciation (depreciation) during the year	47,646	164,098	(8,000)	153,750
Net increase (decrease) in net assets from operations	53,172	136,403	(49,543)	141,111
Contract transactions:
Payments received from contract owners	15,459	26,436	61,787	83,649
Transfers between Investment Options (including Guaranteed Interest Account), net	(63,652)	(19,737)	(104,605)	(4,447)
Transfers for contract benefits and terminations	(19,460)	(102,805)	(47,013)	(165,970)
Contract maintenance charges	(18,879)	(28,600)	(42,066)	(61,754)
Net increase (decrease) in net assets resulting from contract transactions	(86,532)	(124,706)	(131,897)	(148,522)
Total increase (decrease) in net assets	(33,360)	11,697	(181,440)	(7,411)
Net assets at beginning of period	579,285	567,588	1,215,712	1,223,123
Net assets at end of period	$ 545,925	$ 579,285	$ 1,034,272	$ 1,215,712

	Templeton Growth VIP Fund – Class 2		TVST Touchstone Balanced Fund
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 47,083	$ 48,975	$ 2,190	$ 2,293
Realized gains (losses)	(2,550)	308,852	5,667	(3,961)
Unrealized appreciation (depreciation) during the year	34,895	(106,669)	21,205	60,746
Net increase (decrease) in net assets from operations	79,428	251,158	29,062	59,078
Contract transactions:
Payments received from contract owners	101,644	115,381	11,221	21,070
Transfers between Investment Options (including Guaranteed Interest Account), net	(73,540)	12,932	(234)	4,893
Transfers for contract benefits and terminations	(78,636)	(238,441)	(21,930)	(173,912)
Contract maintenance charges	(76,899)	(89,030)	(11,160)	(13,795)
Net increase (decrease) in net assets resulting from contract transactions	(127,431)	(199,158)	(22,103)	(161,744)
Total increase (decrease) in net assets	(48,003)	52,000	6,959	(102,666)
Net assets at beginning of period	1,841,059	1,789,059	177,063	279,729
Net assets at end of period	$ 1,793,056	$ 1,841,059	$ 184,022	$ 177,063

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	TVST Touchstone Bond Fund		TVST Touchstone Common Stock Fund
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 28,256	$ 20,623	$ 56,586	$ 49,192
Realized gains (losses)	4,263	11,833	431,247	139,832
Unrealized appreciation (depreciation) during the year	118,211	135,598	1,576,655	1,981,608
Net increase (decrease) in net assets from operations	150,730	168,054	2,064,488	2,170,632
Contract transactions:
Payments received from contract owners	138,046	144,322	630,693	637,631
Transfers between Investment Options (including Guaranteed Interest Account), net	49,743	(33,068)	(428,734)	(27,585)
Transfers for contract benefits and terminations	(162,906)	(225,125)	(877,201)	(753,154)
Contract maintenance charges	(73,611)	(80,685)	(325,632)	(320,432)
Net increase (decrease) in net assets resulting from contract transactions	(48,728)	(194,556)	(1,000,874)	(463,540)
Total increase (decrease) in net assets	102,002	(26,502)	1,063,614	1,707,092
Net assets at beginning of period	1,603,455	1,629,957	9,489,663	7,782,571
Net assets at end of period	$ 1,705,457	$ 1,603,455	$ 10,553,277	$ 9,489,663

	TVST Touchstone Small Company Fund		Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 2,312	$ 352	$ 58,667	$ 91,009
Realized gains (losses)	43,869	173,650	82,749	583,794
Unrealized appreciation (depreciation) during the year	239,406	111,234	(224,583)	610,611
Net increase (decrease) in net assets from operations	285,587	285,236	(83,167)	1,285,414
Contract transactions:
Payments received from contract owners	95,013	100,912	291,515	356,487
Transfers between Investment Options (including Guaranteed Interest Account), net	104,102	41,716	260,244	(221,178)
Transfers for contract benefits and terminations	(163,361)	(136,027)	(365,039)	(434,664)
Contract maintenance charges	(46,534)	(49,865)	(203,413)	(238,332)
Net increase (decrease) in net assets resulting from contract transactions	(10,780)	(43,264)	(16,693)	(537,687)
Total increase (decrease) in net assets	274,807	241,972	(99,860)	747,727
Net assets at beginning of period	1,593,585	1,351,613	5,549,492	4,801,765
Net assets at end of period	$ 1,868,392	$ 1,593,585	$ 5,449,632	$ 5,549,492

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Virtus KAR Capital Growth Series – Class A Shares		Virtus KAR Enhanced Core Equity Series – Class A Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ -	$ -	$ 62,344	$ 43,738
Realized gains (losses)	88,242	42,933	888,342	1,139
Unrealized appreciation (depreciation) during the year	392,906	250,069	(458,367)	859,103
Net increase (decrease) in net assets from operations	481,148	293,002	492,319	903,980
Contract transactions:
Payments received from contract owners	55,016	90,270	166,764	231,279
Transfers between Investment Options (including Guaranteed Interest Account), net	529	4,431	(136,818)	(40,975)
Transfers for contract benefits and terminations	(54,940)	(81,675)	(93,760)	(324,742)
Contract maintenance charges	(57,631)	(50,885)	(189,510)	(213,519)
Net increase (decrease) in net assets resulting from contract transactions	(57,026)	(37,859)	(253,324)	(347,957)
Total increase (decrease) in net assets	424,122	255,143	238,995	556,023
Net assets at beginning of period	989,708	734,565	3,841,501	3,285,478
Net assets at end of period	$ 1,413,830	$ 989,708	$ 4,080,496	$ 3,841,501

	Virtus KAR Small-Cap Growth Series – Class A Shares		Virtus KAR Small-Cap Value Series – Class A Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (4)	$ (4)	$ 70,732	$ 59,325
Realized gains (losses)	445,163	539,592	506,222	114,636
Unrealized appreciation (depreciation) during the year	804,946	440,225	1,243,514	1,155,961
Net increase (decrease) in net assets from operations	1,250,105	979,813	1,820,468	1,329,922
Contract transactions:
Payments received from contract owners	80,938	104,709	364,855	413,961
Transfers between Investment Options (including Guaranteed Interest Account), net	(91,381)	(54,556)	(52,825)	46,339
Transfers for contract benefits and terminations	(142,944)	(451,984)	(521,169)	(507,380)
Contract maintenance charges	(157,654)	(174,533)	(254,593)	(272,318)
Net increase (decrease) in net assets resulting from contract transactions	(311,041)	(576,364)	(463,732)	(319,398)
Total increase (decrease) in net assets	939,064	403,449	1,356,736	1,010,524
Net assets at beginning of period	3,180,271	2,776,822	6,512,732	5,502,208
Net assets at end of period	$ 4,119,335	$ 3,180,271	$ 7,869,468	$ 6,512,732

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares		Virtus SGA International Growth Series – Class A Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 117,595	$ 128,376	$ (424)	$ 106,876
Realized gains (losses)	(2,177)	6,131	237,473	19,863
Unrealized appreciation (depreciation) during the year	104,117	210,140	2,748,183	1,930,519
Net increase (decrease) in net assets from operations	219,535	344,647	2,985,232	2,057,258
Contract transactions:
Payments received from contract owners	268,543	366,876	971,171	1,137,377
Transfers between Investment Options (including Guaranteed Interest Account), net	140,596	(13,284)	(36,468)	549,907
Transfers for contract benefits and terminations	(324,205)	(305,700)	(1,135,491)	(1,142,228)
Contract maintenance charges	(174,487)	(191,753)	(518,805)	(536,480)
Net increase (decrease) in net assets resulting from contract transactions	(89,553)	(143,861)	(719,593)	8,576
Total increase (decrease) in net assets	129,982	200,786	2,265,639	2,065,834
Net assets at beginning of period	3,552,657	3,351,871	13,162,002	11,096,168
Net assets at end of period	$ 3,682,639	$ 3,552,657	$ 15,427,641	$ 13,162,002

	Virtus Strategic Allocation Series – Class A Shares		Wanger International
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 4,571	$ 7,323	$ 77,079	$ 32,792
Realized gains (losses)	19,530	2,164	111,642	358,778
Unrealized appreciation (depreciation) during the year	172,873	122,818	353,417	635,308
Net increase (decrease) in net assets from operations	196,974	132,305	542,138	1,026,878
Contract transactions:
Payments received from contract owners	29,454	44,909	241,969	307,868
Transfers between Investment Options (including Guaranteed Interest Account), net	(15,080)	(1,593)	(42,303)	85,179
Transfers for contract benefits and terminations	(14,176)	(83,388)	(284,384)	(354,672)
Contract maintenance charges	(29,408)	(42,422)	(162,893)	(188,756)
Net increase (decrease) in net assets resulting from contract transactions	(29,210)	(82,494)	(247,611)	(150,381)
Total increase (decrease) in net assets	167,764	49,811	294,527	876,497
Net assets at beginning of period	623,731	573,920	4,359,929	3,483,432
Net assets at end of period	$ 791,495	$ 623,731	$ 4,654,456	$ 4,359,929

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Wanger Select		Wanger USA
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 4,361	$ 444	$ (31)	$ 4,326
Realized gains (losses)	53,063	88,767	175,808	298,325
Unrealized appreciation (depreciation) during the year	94,640	79,278	218,740	133,300
Net increase (decrease) in net assets from operations	152,064	168,489	394,517	435,951
Contract transactions:
Payments received from contract owners	27,728	29,108	56,963	106,681
Transfers between Investment Options (including Guaranteed Interest Account), net	(55,235)	8,701	(11,660)	(14,895)
Transfers for contract benefits and terminations	(51,721)	(115,367)	(95,333)	(94,131)
Contract maintenance charges	(30,310)	(35,455)	(71,654)	(78,835)
Net increase (decrease) in net assets resulting from contract transactions	(109,538)	(113,013)	(121,684)	(81,180)
Total increase (decrease) in net assets	42,526	55,476	272,833	354,771
Net assets at beginning of period	678,261	622,785	1,778,893	1,424,122
Net assets at end of period	$ 720,787	$ 678,261	$ 2,051,726	$ 1,778,893
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 1—Organization
The PHLVIC Variable Universal Life (the “Separate Account”), is a separate account of PHL Variable Insurance Company (“PHL”, ”PHL Variable”, the Company, “we” or “us”). PHL is a Connecticut stock life insurance company and is a wholly-owned subsidiary of PHL Delaware, LLC (“PHL Delaware”), whose ultimate parent is Nassau Insurance Group Holdings GP, LLC (“Nassau”). Founded in April 2015, Nassau is a privately held insurance and reinsurance business focused on building a franchise across the insurance value chain. On December 31, 2018, PHL was contributed by The Nassau Companies of New York (“NCNY”) to its parent, Nassau, who contributed PHL to its wholly owned subsidiary, PHL Delaware.
Nassau, formerly known as Nassau Reinsurance Group Holdings L.P., changed its name effective October 5, 2018. NCNY, formerly known as The Phoenix Companies, Inc. changed its name effective November 13, 2018.
The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established on December 7, 1994. The Separate Account currently consists of 54 investment options (also known as sub-accounts) that invest in shares of underlying mutual funds.
The contract owners may allocate premium payments and contract value to the following sub-accounts in the variable contract ("contract") which have the same or similar name as the underlying mutual funds (collectively, the “Funds” or individually, the “Fund”):
Alger Capital Appreciation Portfolio-Class I-2 Shares
AMT Sustainable Equity Portfolio Class S
Calvert VP S&P MidCap 400 Index Portfolio-Class I Shares
DWS Equity 500 Index VIP-Class A (formerly Deutsche Equity 500 Index VIP-Class A)
DWS Small Cap Index VIP-Class A (formerly Deutsche Small Cap Index VIP-Class A)
Federated Hermes Fund for U.S. Government Securities II
Federated Hermes Government Money Fund II
Federated Hermes High Income Bond Fund II
Fidelity ® VIP Contrafund® Portfolio-Service Class
Fidelity ® VIP Growth Opportunities Portfolio-Service Class
Fidelity ® VIP Growth Portfolio-Service Class
Fidelity ® VIP Investment Grade Bond Portfolio-Service Class
Franklin Income VIP Fund-Class 2
Franklin Mutual Shares VIP Fund-Class 2
Guggenheim Long Short Equity Fund
Invesco Oppenheimer V.I. Capital Appreciation Fund
Invesco Oppenheimer V.I. Global Fund
Invesco Oppenheimer V.I. Main Street Small Cap Fund
Invesco V.I. American Franchise Fund-Series I Shares
Invesco V.I. Core Equity Fund-Series I Shares
Invesco V.I. Equity and Income Fund-Series II Shares
Invesco V.I. Mid Cap Core Equity Fund-Series I Shares
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio-Service Shares
Lord Abbett Series Fund Bond Debenture Portfolio-Class VC Shares
Lord Abbett Series Fund Growth and Income Portfolio-Class VC Shares
Lord Abbett Series Fund Mid Cap Stock Portfolio-Class VC Shares
Morningstar Aggressive Growth ETF Asset Allocation Portfolio-Class II
Morningstar Balanced ETF Asset Allocation Portfolio-Class II
Morningstar Growth ETF Asset Allocation Portfolio-Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio-Class II
Neuberger Berman AMT Guardian Portfolio-S Class
Neuberger Berman AMT Mid Cap Growth Portfolio-S Class
PIMCO CommodityRealReturn® Strategy Portfolio-Advisor Class
PIMCO Real Return Portfolio-Advisor Class

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 1—Organization  (Continued)
PIMCO Total Return Portfolio-Advisor Class
Rydex Inverse Government Long Bond Strategy Fund
Rydex Nova Fund
Templeton Developing Markets VIP Fund-Class 2
Templeton Foreign VIP Fund-Class 2
Templeton Growth VIP Fund-Class 2
TVST Touchstone Balanced Fund
TVST Touchstone Bond Fund
TVST Touchstone Common Stock Fund
TVST Touchstone Small Company Fund
Virtus Duff & Phelps Real Estate Securities Series-Class A Shares
Virtus KAR Capital Growth Series-Class A Shares
Virtus KAR Enhanced Core Equity Series-Class A Shares
Virtus KAR Small-Cap Growth Series-Class A Shares
Virtus KAR Small-Cap Value Series-Class A Shares
Virtus Newfleet Multi-Sector Intermediate Bond Series-Class A Shares
Virtus SGA International Growth Series-Class A Shares
Virtus Strategic Allocation Series-Class A Shares
Wanger International
Wanger Select
Wanger USA
Additionally, contract owners may direct the allocation of their premium payments and contract value between the Separate Account and the Guaranteed Interest Account (“GIA”).
PHL Variable and the Separate Account are subject to regulation by the Department of Insurance of the State of Connecticut and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from PHL Variable’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against PHL Variable’s general account assets.
Note 2—Significant Accounting Policies
The financial statements have been prepared in accordance with US generally accepted accounting principles (“GAAP”). The Separate Account is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The following is a summary of significant accounting policies of the Separate Account:
A.     Valuation of investments: Investments are made in the Funds and stated at fair value based on the reported net asset values of the respective Funds, which in turn value their investment securities at fair value.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 2—Significant Accounting Policies (Continued)
The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.
Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2020.
B.     Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Funds are computed on the basis of last in first out (“LIFO”). Dividend income and realized gain distributions from investments are recorded on the ex-dividend date.
C.     Income taxes: PHL is taxed as a life insurance entity under the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) and it together with the operations of the Separate Account are included in the consolidated federal income tax return of NCNY through 2018. On December 31, 2018, NCNY transferred 100% of the Company’s common stock to an affiliate and consequently the Company departed the NCNY consolidated tax group. For 2019, the Company filed a consolidated tax return with a newly formed affiliate, Concord Re. The Company and Concord Re-entered into a tax sharing agreement effective for 2020. NCNY is no longer subject to U.S. federal income tax examinations by tax authorities for years before 2016. Under the current provisions of the Code, PHL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this expectation, no charge is being made currently to the Separate Account for federal income taxes. PHL will review periodically the tax liability of the Separate Account in the event of changes in the tax law and may assess a charge in future years for any federal income taxes that would be applied against the Separate Account.
D.     Use of estimates: The preparation of financial statements in accordance with GAAP requires PHL’s management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 3—Purchases and Proceeds from Sales of Investments
The cost of purchases and proceeds from sales of investments for the period ended December 31, 2020 were as follows:
Investment Option	Purchases	Sales
Alger Capital Appreciation Portfolio – Class I-2 Shares	$ 51,655	$ 8,865
AMT Sustainable Equity Portfolio - Class S	548,683	731,871
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	89,417	59,363
DWS Equity 500 Index VIP – Class A	665,653	558,433
DWS Small Cap Index VIP – Class A	43,426	36,290
Federated Hermes Fund for U.S. Government Securities II	1,413,250	1,319,771
Federated Hermes Government Money Fund II - Service Shares	3,106,412	2,516,245
Federated Hermes High Income Bond Fund II – Primary Shares	86,638	88,641
Fidelity ® VIP Contrafund® Portfolio – Service Class	169,836	672,087
Fidelity ® VIP Growth Opportunities Portfolio – Service Class	1,452,221	3,165,831
Fidelity ® VIP Growth Portfolio – Service Class	352,286	229,049
Fidelity ® VIP Investment Grade Bond Portfolio – Service Class	262,468	307,022
Franklin Income VIP Fund – Class 2	314,891	354,061
Franklin Mutual Shares VIP Fund – Class 2	343,614	273,799
Guggenheim VT Long Short Equity Fund	706	585
Invesco Oppenheimer V.I. Capital Appreciation Fund	43,916	14,761
Invesco Oppenheimer V.I. Global Fund	43,150	79,435
Invesco Oppenheimer V.I. Main Street Small Cap Fund®	302,387	413,391
Invesco V.I. American Franchise Fund – Series I Shares	344,947	321,376
Invesco V.I. Core Equity Fund – Series I Shares	105,271	26,590
Invesco V.I. Equity and Income Fund – Series II Shares	69,103	35,131
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	40,598	4,176
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	16,446	6,618
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	34,442	37,732
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	315,694	474,833
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	58,814	104,798
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II	268,699	311,699
Morningstar Balanced ETF Asset Allocation Portfolio – Class II	122,516	402,755
Morningstar Growth ETF Asset Allocation Portfolio – Class II	455,639	460,410
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II	194,797	15,585
Neuberger Berman AMT Mid Cap Growth Portfolio - S Class	65,353	49,563
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	545,595	205,276
PIMCO Real Return Portfolio – Advisor Class	85,228	75,280
PIMCO Total Return Portfolio – Advisor Class	241,875	239,567
Rydex VT Inverse Government Long Bond Strategy Fund	136	292
Rydex VT Nova Fund	1,657	1,084
Templeton Developing Markets VIP Fund – Class 2	45,007	101,891
Templeton Foreign VIP Fund – Class 2	133,558	233,792
Templeton Growth VIP Fund – Class 2	145,430	225,778
TVST Touchstone Balanced Fund	19,356	33,123
TVST Touchstone Bond Fund	195,749	216,221
TVST Touchstone Common Stock Fund	789,943	1,442,717
TVST Touchstone Small Company Fund	254,574	205,826
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares	596,645	457,937
Virtus KAR Capital Growth Series – Class A Shares	104,775	86,206
Virtus KAR Enhanced Core Equity Series – Class A Shares	1,093,829	376,473
Virtus KAR Small-Cap Growth Series – Class A Shares	579,257	419,326
Virtus KAR Small-Cap Value Series – Class A Shares	848,318	756,611
Virtus Newfleet Multi-Sector Intermediate Bond Series-Class A Shares	433,324	405,280
Virtus SGA International Growth Series – Class A Shares	998,988	1,522,674
Virtus Strategic Allocation Series – Class A Shares	56,785	59,209
Wanger International	423,499	456,265

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 3—Purchases and Proceeds from Sales of Investments (Continued)
Investment Option	Purchases	Sales
Wanger Select	$ 90,970	$ 130,949
Wanger USA	217,997	164,024
	$ 19,285,423	$ 20,896,567

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 4—Changes in Units Outstanding
The changes in units outstanding were as follows:
	For the period ended December 31, 2020			For the period ended December 31, 2019
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Alger Capital Appreciation Portfolio – Class I-2 Shares	321	(601)	(280)	407	(827)	(420)
AMT Sustainable Equity Portfolio - Class S	416,676	(804,506)	(387,830)	5,273,989	(564,689)	4,709,300
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	24,153	(24,770)	(617)	28,626	(41,073)	(12,447)
DWS Equity 500 Index VIP – Class A	34,669	(77,064)	(42,395)	60,923	(96,529)	(35,606)
DWS Small Cap Index VIP – Class A	9,949	(14,190)	(4,241)	8,542	(42,551)	(34,009)
Federated Hermes Fund for U.S. Government Securities II	408,378	(390,775)	17,603	193,724	(296,821)	(103,097)
Federated Hermes Government Money Fund II - Service Shares	3,057,260	(2,491,133)	566,127	790,466	(850,812)	(60,346)
Federated Hermes High Income Bond Fund II – Primary Shares	9,886	(16,591)	(6,705)	19,614	(16,252)	3,362
Fidelity ® VIP Contrafund® Portfolio – Service Class	31,324	(122,049)	(90,725)	37,462	(138,780)	(101,318)
Fidelity ® VIP Growth Opportunities Portfolio – Service Class	128,715	(581,560)	(452,845)	124,490	(460,227)	(335,737)
Fidelity ® VIP Growth Portfolio – Service Class	18,566	(35,777)	(17,211)	34,979	(61,412)	(26,433)
Fidelity ® VIP Investment Grade Bond Portfolio – Service Class	153,072	(210,254)	(57,182)	190,442	(267,542)	(77,100)
Franklin Income VIP Fund – Class 2	125,115	(196,159)	(71,044)	200,208	(245,329)	(45,121)
Franklin Mutual Shares VIP Fund – Class 2	106,766	(98,757)	8,009	53,586	(152,159)	(98,573)
Guggenheim VT Long Short Equity Fund	386	(348)	38	383	(340)	43
Invesco Oppenheimer V.I. Capital Appreciation Fund	3,333	(5,997)	(2,664)	4,109	(7,590)	(3,481)
Invesco Oppenheimer V.I. Global Fund	9,411	(35,650)	(26,239)	19,213	(39,790)	(20,577)
Invesco Oppenheimer V.I. Main Street Small Cap Fund®	136,766	(197,482)	(60,716)	124,098	(232,022)	(107,924)
Invesco V.I. American Franchise Fund – Series I Shares	52,649	(136,530)	(83,881)	62,926	(209,586)	(146,660)
Invesco V.I. Core Equity Fund – Series I Shares	8,742	(14,852)	(6,110)	8,990	(55,064)	(46,074)
Invesco V.I. Equity and Income Fund – Series II Shares	27,243	(17,186)	10,057	11,943	(70,409)	(58,466)
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	3,976	(2,088)	1,888	3,175	(17,110)	(13,935)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	2,662	(2,569)	93	3,470	(32,878)	(29,408)
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	10,163	(18,699)	(8,536)	38,203	(12,626)	25,577
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	159,971	(270,138)	(110,167)	-	(178,959)	(178,959)
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	28,610	(63,057)	(34,447)	28,770	(49,397)	(20,627)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II	122,055	(173,280)	(51,225)	121,516	(381,853)	(260,337)
Morningstar Balanced ETF Asset Allocation Portfolio – Class II	47,474	(244,164)	(196,690)	69,654	(234,539)	(164,885)
Morningstar Growth ETF Asset Allocation Portfolio – Class II	181,039	(276,016)	(94,977)	173,963	(324,294)	(150,331)
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II	124,595	(12,409)	112,186	7,389	(11,729)	(4,340)
Neuberger Berman AMT Mid Cap Growth Portfolio - S Class	33,614	(31,045)	2,569	13,146	(29,038)	(15,892)
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	1,031,100	(580,597)	450,503	664,703	(544,780)	119,923
PIMCO Real Return Portfolio – Advisor Class	48,489	(41,590)	6,899	6,989	(92,377)	(85,388)
PIMCO Total Return Portfolio – Advisor Class	112,377	(120,931)	(8,554)	30,651	(56,319)	(25,668)
Rydex VT Inverse Government Long Bond Strategy Fund	689	(1,381)	(692)	519	(1,385)	(866)
Rydex VT Nova Fund	8	(216)	(208)	52	(228)	(176)
Templeton Developing Markets VIP Fund – Class 2	11,706	(82,464)	(70,758)	27,975	(113,225)	(85,250)
Templeton Foreign VIP Fund – Class 2	39,132	(70,461)	(31,329)	31,278	(58,937)	(27,659)
Templeton Growth VIP Fund – Class 2	56,477	(103,675)	(47,198)	104,140	(175,939)	(71,799)
TVST Touchstone Balanced Fund	5,231	(15,487)	(10,256)	-	(74,918)	(74,918)
TVST Touchstone Bond Fund	127,514	(157,335)	(29,821)	-	(118,835)	(118,835)
TVST Touchstone Common Stock Fund	222,080	(565,741)	(343,661)	275,117	(461,337)	(186,220)
TVST Touchstone Small Company Fund	96,541	(104,468)	(7,927)	59,704	(77,020)	(17,316)
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares	183,467	(150,487)	32,980	85,559	(214,593)	(129,034)
Virtus KAR Capital Growth Series – Class A Shares	6,496	(12,373)	(5,877)	20,398	(25,135)	(4,737)
Virtus KAR Enhanced Core Equity Series – Class A Shares	32,417	(76,365)	(43,948)	40,577	(106,892)	(66,315)
Virtus KAR Small-Cap Growth Series – Class A Shares	10,364	(34,196)	(23,832)	12,495	(64,987)	(52,492)
Virtus KAR Small-Cap Value Series – Class A Shares	112,721	(206,769)	(94,048)	140,153	(194,856)	(54,703)
Virtus Newfleet Multi-Sector Intermediate Bond Series-Class A Shares	162,139	(172,478)	(10,339)	136,117	(196,407)	(60,290)
Virtus SGA International Growth Series – Class A Shares	561,475	(880,728)	(319,253)	981,452	(796,109)	185,343

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 4—Changes in Units Outstanding (Continued)
	For the period ended December 31, 2020			For the period ended December 31, 2019
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Virtus Strategic Allocation Series – Class A Shares	7,641	(11,387)	(3,746)	8,042	(24,831)	(16,789)
Wanger International	112,438	(170,414)	(57,976)	157,557	(149,970)	7,587
Wanger Select	2,938	(35,992)	(33,054)	5,036	(37,757)	(32,721)
Wanger USA	8,190	(24,540)	(16,350)	70,468	(83,594)	(13,126)

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights
A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2020, 2019, 2018, 2017, and 2016 follows:
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Alger Capital Appreciation Portfolio – Class I-2 Shares
2020	19	19.61	to	19.61	371	-	-	to	-	41.75%	to	41.75%
2019	19	13.84	to	13.84	266	-	-	to	-	33.58%	to	33.58%
2018	20	10.36	to	10.36	203	0.08%	-	to	-	(0.10%)	to	(0.10%)
2017	21	10.37	to	10.37	222	0.16%	-	to	-	31.08%	to	31.08%
2016	24	7.91	to	7.91	190	0.19%	-	to	-	0.50%	to	0.50%
AMT Sustainable Equity Portfolio - Class S
2020	4,321	1.31	to	1.31	5,662	0.38%	-	to	0.12%	19.14%	to	19.28%
2019 [4]	4,709	1.10	to	1.10	5,173	0.29%	-	to	0.12%	9.77%	to	9.86%
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
2020	209	3.31	to	3.46	721	1.29%	-	to	0.12%	13.19%	to	13.32%
2019	210	2.92	to	3.05	638	1.12%	-	to	0.12%	25.68%	to	25.83%
2018 ‡	222	2.42	to	2.42	537	1.31%	-	to	-	(11.33%)	to	(11.33%)
2017	155	2.62	to	2.73	424	0.70%	-	to	-	15.89%	to	15.89%
2016	132	2.26	to	2.36	311	0.40%	-	to	-	20.27%	to	20.27%
DWS Equity 500 Index VIP – Class A
2020	799	4.09	to	10.50	7,293	1.67%	-	to	0.12%	17.95%	to	18.10%
2019	842	3.47	to	8.89	6,550	1.95%	-	to	0.12%	31.03%	to	31.19%
2018	877	2.65	to	6.77	5,253	1.71%	-	to	0.12%	(4.77%)	to	(4.65%)
2017 ‡	952	2.78	to	7.10	6,033	1.75%	-	to	0.12%	21.39%	to	21.53%
2016 ‡	1,004	2.28	to	5.85	5,279	2.03%	-	to	0.48%	11.08%	to	11.61%
DWS Small Cap Index VIP – Class A
2020	59	3.21	to	3.35	197	1.15%	-	to	0.12%	19.29%	to	19.43%
2019	63	2.69	to	2.81	177	1.15%	-	to	0.12%	25.07%	to	25.22%
2018 ‡	97	2.20	to	2.24	217	1.00%	-	to	-	(11.23%)	to	(11.23%)
2017	79	2.41	to	2.52	199	1.01%	-	to	0.48%	13.78%	to	14.33%
2016	62	2.12	to	2.21	136	1.09%	-	to	0.48%	20.45%	to	21.03%
Federated Hermes Fund for U.S. Government Securities II
2020	1,385	1.59	to	3.78	4,117	2.22%	-	to	0.12%	5.09%	to	5.21%
2019	1,368	1.51	to	3.59	3,897	2.36%	-	to	0.12%	5.77%	to	5.90%
2018	1,471	1.43	to	3.39	4,022	2.46%	-	to	0.12%	0.33%	to	0.45%
2017 ‡	1,394	1.42	to	3.37	4,189	2.32%	-	to	0.12%	1.80%	to	1.92%
2016 ‡	1,433	1.39	to	3.31	4,260	2.53%	-	to	0.48%	1.12%	to	1.61%
Federated Hermes Government Money Fund II - Service Shares
2020	2,736	0.98	to	1.03	2,830	0.17%	-	to	0.48%	(0.28%)	to	0.20%
2019	2,170	1.00	to	1.03	2,240	1.63%	-	to	0.12%	1.52%	to	1.64%
2018	2,231	0.97	to	1.02	2,265	1.23%	-	to	0.48%	0.76%	to	1.25%
2017	2,453	0.97	to	1.00	2,460	0.31%	-	to	0.48%	(0.17%)	to	0.31%
2016 ‡	2,488	0.97	to	1.00	2,488	0.00%*	-	to	0.48%	(0.48%)	to	0.00%
Federated Hermes High Income Bond Fund II – Primary Shares
2020	104	2.41	to	7.66	703	5.96%	-	to	-	5.59%	to	5.59%
2019 ‡	111	2.28	to	7.25	709	5.58%	-	to	-	14.54%	to	14.54%
2018 ‡	108	1.99	to	6.33	575	8.62%	-	to	-	(3.29%)	to	(3.29%)
2017	120	2.31	to	6.54	715	6.56%	-	to	0.48%	6.43%	to	6.94%
2016	123	2.17	to	6.12	681	6.52%	-	to	0.48%	14.27%	to	14.82%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Fidelity ® VIP Contrafund® Portfolio – Service Class
2020	389	4.74	to	13.28	4,307	0.15%	-	to	0.12%	30.27%	to	30.43%
2019	480	3.64	to	10.18	3,840	0.36%	-	to	0.12%	31.29%	to	31.45%
2018 ‡	581	1.91	to	7.75	3,334	0.60%	-	to	-	(6.49%)	to	(6.49%)
2017	635	2.95	to	8.28	4,053	0.89%	-	to	0.48%	21.18%	to	21.76%
2016	655	2.43	to	6.80	3,565	0.73%	-	to	0.48%	7.40%	to	7.91%
Fidelity ® VIP Growth Opportunities Portfolio – Service Class
2020	1,446	7.99	to	20.26	16,646	0.01%	-	to	0.48%	67.69%	to	68.49%
2019	1,899	4.76	to	12.02	11,963	0.05%	-	to	0.48%	40.02%	to	40.70%
2018	2,234	3.40	to	8.54	9,798	0.11%	-	to	0.48%	11.80%	to	12.35%
2017	2,635	3.04	to	7.61	10,192	0.20%	-	to	0.48%	33.76%	to	34.40%
2016 ‡	2,875	2.28	to	5.66	8,367	0.23%	-	to	0.48%	(0.23%)	to	0.25%
Fidelity ® VIP Growth Portfolio – Service Class
2020	263	5.90	to	13.68	2,940	0.06%	-	to	0.12%	43.58%	to	43.75%
2019	281	4.11	to	9.52	2,148	0.16%	-	to	0.12%	34.02%	to	34.18%
2018	307	3.06	to	7.09	1,757	0.15%	-	to	0.12%	(0.40%)	to	(0.27%)
2017	329	3.08	to	7.11	1,898	0.12%	-	to	0.12%	34.84%	to	35.00%
2016 ‡	351	1.60	to	5.27	1,524	-	-	to	-	0.71%	to	0.71%
Fidelity ® VIP Investment Grade Bond Portfolio – Service Class
2020	1,377	1.81	to	1.91	2,575	2.17%	-	to	0.12%	9.12%	to	9.26%
2019	1,434	1.66	to	1.74	2,455	2.63%	-	to	0.12%	9.45%	to	9.58%
2018 ‡	1,512	1.52	to	1.59	2,360	2.36%	-	to	0.12%	(0.75%)	to	(0.63%)
2017	1,624	1.52	to	1.60	2,554	2.40%	-	to	0.48%	3.66%	to	4.16%
2016	1,564	1.47	to	1.54	2,363	2.47%	-	to	0.48%	4.13%	to	4.63%
Franklin Income VIP Fund – Class 2
2020	815	2.12	to	2.23	1,691	5.80%	-	to	0.12%	0.57%	to	0.69%
2019	886	2.10	to	2.22	1,835	5.26%	-	to	0.12%	15.92%	to	16.06%
2018 ‡	931	1.81	to	1.91	1,688	4.66%	-	to	0.12%	(4.42%)	to	(4.30%)
2017	1,038	1.89	to	2.00	1,966	3.86%	-	to	0.48%	9.15%	to	9.67%
2016	1,076	1.73	to	1.82	1,863	4.99%	-	to	0.48%	13.48%	to	14.02%
Franklin Mutual Shares VIP Fund – Class 2
2020	625	2.24	to	6.03	2,033	2.86%	-	to	0.12%	(5.16%)	to	(5.04%)
2019	617	2.36	to	6.35	2,186	1.77%	-	to	0.12%	22.42%	to	22.57%
2018 ‡	716	1.93	to	5.18	2,090	2.24%	-	to	0.12%	(9.18%)	to	(9.07%)
2017	820	2.11	to	5.69	2,736	2.26%	-	to	0.48%	7.83%	to	8.35%
2016 ‡	853	1.96	to	5.26	2,691	2.00%	-	to	0.48%	15.50%	to	16.06%
Guggenheim VT Long Short Equity Fund
2020	3	2.23	to	2.23	6	0.85%	-	to	-	4.93%	to	4.93%
2019	3	2.13	to	2.13	6	0.57%	-	to	-	5.54%	to	5.54%
2018	3	2.01	to	2.01	6	-	-	to	-	(12.94%)	to	(12.94%)
2017	3	2.31	to	2.31	6	0.34%	-	to	-	14.85%	to	14.85%
2016	3	2.01	to	2.01	5	-	-	to	-	0.65%	to	0.65%
Invesco Oppenheimer V.I. Capital Appreciation Fund
2020	75	3.23	to	3.70	273	-	-	to	-	36.24%	to	36.24%
2019	78	2.37	to	2.72	207	-	-	to	-	35.85%	to	35.85%
2018	81	1.75	to	2.00	160	-	-	to	-	(5.96%)	to	(5.96%)
2017	74	1.86	to	2.13	156	0.01%	-	to	-	26.50%	to	26.50%
2016	77	1.47	to	1.68	128	0.12%	-	to	-	(2.43%)	to	(2.43%)

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Invesco Oppenheimer V.I. Global Fund
2020	208	2.80	to	3.29	637	0.44%	-	to	-	27.34%	to	27.34%
2019	234	2.20	to	2.58	563	0.62%	-	to	-	31.45%	to	31.45%
2018	254	1.68	to	1.96	465	0.77%	-	to	-	(13.39%)	to	(13.39%)
2017	240	1.93	to	2.27	506	0.72%	-	to	-	36.32%	to	36.32%
2016	261	1.42	to	1.66	405	0.74%	-	to	-	(0.16%)	to	(0.16%)
Invesco Oppenheimer V.I. Main Street Small Cap Fund®
2020	1,172	3.01	to	3.56	3,799	0.38%	-	to	0.12%	19.49%	to	19.64%
2019	1,233	2.52	to	2.97	3,335	-	-	to	0.12%	25.98%	to	26.13%
2018 ‡	1,341	2.00	to	2.36	2,871	0.06%	-	to	0.12%	(10.65%)	to	(10.54%)
2017	1,575	2.23	to	2.64	3,763	0.64%	-	to	0.48%	13.37%	to	13.91%
2016	1,698	1.96	to	2.31	3,562	0.25%	-	to	0.48%	17.11%	to	17.67%
Invesco V.I. American Franchise Fund – Series I Shares
2020	1,065	3.74	to	3.84	4,086	0.07%	-	to	0.12%	42.18%	to	42.35%
2019	1,149	2.63	to	2.70	3,097	-	-	to	0.12%	36.59%	to	36.76%
2018	1,296	1.93	to	1.97	2,554	-	-	to	0.12%	(3.74%)	to	(3.62%)
2017 ‡	1,415	2.00	to	2.05	2,894	0.08%	-	to	0.12%	27.19%	to	27.34%
2016 ‡	1,536	1.57	to	1.61	2,467	-	-	to	0.48%	1.78%	to	2.27%
Invesco V.I. Core Equity Fund – Series I Shares
2020	146	2.90	to	2.90	422	1.37%	-	to	-	13.85%	to	13.85%
2019	152	2.54	to	2.54	386	0.93%	-	to	-	28.96%	to	28.96%
2018	198	1.97	to	1.97	390	0.90%	-	to	-	(9.39%)	to	(9.39%)
2017	207	2.18	to	2.18	450	1.04%	-	to	-	13.17%	to	13.17%
2016	216	1.92	to	1.92	415	0.75%	-	to	-	10.26%	to	10.26%
Invesco V.I. Equity and Income Fund – Series II Shares
2020	111	2.34	to	2.63	284	2.31%	-	to	-	9.65%	to	9.65%
2019	101	2.13	to	2.40	235	1.83%	-	to	-	20.01%	to	20.01%
2018	159	1.78	to	2.00	313	2.06%	-	to	-	(9.73%)	to	(9.73%)
2017	138	1.97	to	2.21	299	1.61%	-	to	-	10.78%	to	10.78%
2016	90	1.78	to	2.00	175	1.70%	-	to	-	14.84%	to	14.83%
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares
2020	58	3.01	to	3.01	175	0.75%	-	to	-	9.25%	to	9.25%
2019	56	2.75	to	2.75	155	0.51%	-	to	-	25.28%	to	25.28%
2018	70	2.20	to	2.20	154	0.53%	-	to	-	(11.35%)	to	(11.35%)
2017	69	2.48	to	2.48	172	0.54%	-	to	-	14.92%	to	14.92%
2016	70	2.16	to	2.16	151	0.08%	-	to	-	13.43%	to	13.43%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
2020	47	3.32	to	3.32	157	0.19%	-	to	-	6.76%	to	6.76%
2019	47	3.11	to	3.11	146	-	-	to	-	29.93%	to	29.93%
2018	76	2.40	to	2.40	183	0.02%	-	to	-	(13.24%)	to	(13.24%)
2017	88	2.76	to	2.76	244	0.36%	-	to	-	13.95%	to	13.95%
2016	87	2.42	to	2.42	212	-	-	to	-	15.78%	to	15.78%
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
2020	166	2.33	to	2.78	452	3.88%	-	to	-	7.30%	to	7.30%
2019	174	2.17	to	2.59	443	4.25%	-	to	-	13.35%	to	13.35%
2018	149	1.92	to	2.28	334	4.05%	-	to	-	(4.02%)	to	(4.02%)
2017	168	2.00	to	2.38	396	3.90%	-	to	-	9.21%	to	9.21%
2016	189	1.83	to	2.18	410	4.72%	-	to	-	12.13%	to	12.13%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
2020	2,218	2.52	to	2.62	5,791	1.74%	-	to	0.12%	2.57%	to	2.70%
2019	2,328	2.45	to	2.55	5,920	1.64%	-	to	0.12%	22.35%	to	22.49%
2018 ‡	2,507	2.01	to	2.08	5,203	1.35%	-	to	0.12%	(8.25%)	to	(8.14%)
2017 ‡	2,786	2.19	to	2.26	6,292	1.34%	-	to	0.12%	13.25%	to	13.38%
2016 ‡	2,929	1.93	to	2.00	5,829	1.50%	-	to	0.48%	16.55%	to	17.11%
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
2020	280	1.98	to	2.42	678	1.12%	-	to	-	2.50%	to	2.50%
2019	315	1.93	to	2.37	743	0.91%	-	to	-	22.64%	to	22.64%
2018	335	1.57	to	1.93	644	0.68%	-	to	-	(15.04%)	to	(15.04%)
2017	338	1.85	to	2.27	762	0.61%	-	to	-	6.83%	to	6.83%
2016	354	1.73	to	2.12	747	0.50%	-	to	-	16.39%	to	16.39%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II
2020	710	2.21	to	2.21	1,571	1.84%	-	to	-	9.96%	to	9.96%
2019	761	2.01	to	2.01	1,532	1.26%	-	to	-	22.17%	to	22.17%
2018	1,021	1.65	to	1.65	1,683	1.27%	-	to	-	(9.33%)	to	(9.33%)
2017	1,121	1.82	to	1.82	2,036	1.09%	-	to	-	19.80%	to	19.80%
2016	1,451	1.52	to	1.52	2,201	1.24%	-	to	-	11.21%	to	11.21%
Morningstar Balanced ETF Asset Allocation Portfolio – Class II
2020 ‡	810	1.89	to	1.89	1,527	2.10%	-	to	-	9.12%	to	9.12%
2019	1,007	1.68	to	1.73	1,728	1.88%	-	to	0.12%	16.12%	to	16.26%
2018	1,172	1.44	to	1.49	1,732	1.69%	-	to	0.12%	(6.35%)	to	(6.23%)
2017	1,394	1.54	to	1.58	2,199	1.67%	-	to	0.12%	13.19%	to	13.33%
2016 ‡	1,358	1.40	to	1.40	1,891	1.29%	-	to	-	8.48%	to	8.48%
Morningstar Growth ETF Asset Allocation Portfolio – Class II
2020	1,803	2.03	to	2.10	3,766	2.08%	-	to	0.12%	9.87%	to	10.01%
2019	1,898	1.85	to	1.91	3,605	1.75%	-	to	0.12%	19.62%	to	19.77%
2018	2,048	1.55	to	1.59	3,250	1.61%	-	to	0.12%	(8.15%)	to	(8.04%)
2017 ‡	2,254	1.68	to	1.73	3,891	1.30%	-	to	0.12%	17.16%	to	17.30%
2016 ‡	2,502	1.43	to	1.48	3,684	1.47%	-	to	0.48%	9.17%	to	9.69%
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II
2020 ‡	235	1.65	to	1.65	381	2.12%	-	to	-	8.43%	to	8.43%
2019	122	1.52	to	1.52	186	2.08%	-	to	-	12.90%	to	12.90%
2018	127	1.35	to	1.35	171	2.05%	-	to	-	(4.25%)	to	(4.25%)
2017	131	1.41	to	1.41	185	1.71%	-	to	-	9.94%	to	9.94%
2016	141	1.28	to	1.28	181	1.71%	-	to	-	6.37%	to	6.37%
Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
2020	128	2.16	to	2.18	278	-	-	to	0.12%	39.54%	to	39.71%
2019	125	1.55	to	1.56	195	-	-	to	0.12%	32.32%	to	32.48%
2018 ‡	141	1.18	to	1.18	166	-	-	to	-	(6.56%)	to	(6.56%)
2017	130	1.25	to	1.26	163	-	-	to	0.48%	23.97%	to	24.56%
2016 ‡	177	1.01	to	1.01	179	-	-	to	0.48%	3.66%	to	4.16%
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
2020	4,466	0.63	to	0.66	2,569	6.06%	-	to	0.12%	1.11%	to	1.23%
2019	4,016	0.62	to	0.66	2,290	4.36%	-	to	0.12%	11.22%	to	11.35%
2018 ‡	3,896	0.56	to	0.59	2,011	1.96%	-	to	0.12%	(14.30%)	to	(14.20%)
2017	3,711	0.65	to	0.69	2,222	10.92%	-	to	0.48%	1.56%	to	2.05%
2016	3,593	0.64	to	0.67	2,115	1.01%	-	to	0.48%	14.32%	to	14.87%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
PIMCO Real Return Portfolio – Advisor Class
2020	65	1.62	to	1.90	122	1.26%	-	to	-	11.60%	to	11.60%
2019 ‡	58	1.45	to	1.70	98	1.54%	-	to	-	8.33%	to	8.33%
2018 ‡	143	1.34	to	1.57	223	2.21%	-	to	-	(2.31%)	to	(2.31%)
2017	116	1.52	to	1.61	185	2.29%	-	to	0.48%	3.05%	to	3.55%
2016	124	1.47	to	1.55	190	2.22%	-	to	0.48%	4.59%	to	5.09%
PIMCO Total Return Portfolio – Advisor Class
2020	301	1.98	to	2.12	627	2.03%	-	to	0.48%	8.02%	to	8.54%
2019	310	1.85	to	1.96	595	2.91%	-	to	0.12%	8.12%	to	8.25%
2018 ‡	335	1.58	to	1.81	597	2.45%	-	to	-	(0.63%)	to	(0.63%)
2017	327	1.72	to	1.82	585	1.92%	-	to	0.48%	4.31%	to	4.81%
2016	292	1.65	to	1.74	498	2.00%	-	to	0.48%	2.08%	to	2.57%
Rydex VT Inverse Government Long Bond Strategy Fund
2020	14	0.24	to	0.24	3	0.29%	-	to	-	(21.09%)	to	(21.09%)
2019	15	0.30	to	0.30	4	-	-	to	-	(13.29%)	to	(13.29%)
2018	16	0.34	to	0.34	5	-	-	to	-	3.79%	to	3.79%
2017	16	0.33	to	0.33	5	-	-	to	-	(8.89%)	to	(8.89%)
2016	17	0.36	to	0.36	6	-	-	to	-	(2.94%)	to	(2.94%)
Rydex VT Nova Fund
2020	3	6.57	to	6.57	18	0.88%	-	to	-	20.03%	to	20.03%
2019	3	5.47	to	5.47	16	1.12%	-	to	-	45.04%	to	45.04%
2018	3	3.77	to	3.77	12	0.18%	-	to	-	(10.32%)	to	(10.32%)
2017	3	4.21	to	4.21	14	0.05%	-	to	-	31.78%	to	31.78%
2016	3	3.19	to	3.19	11	-	-	to	-	15.72%	to	15.72%
Templeton Developing Markets VIP Fund – Class 2
2020	311	1.81	to	1.91	546	3.93%	-	to	0.12%	17.04%	to	17.18%
2019	381	1.54	to	1.63	579	0.99%	-	to	0.12%	26.54%	to	26.70%
2018 ‡	467	1.22	to	1.28	568	0.89%	-	to	0.12%	(15.90%)	to	(15.79%)
2017	478	1.44	to	1.53	688	0.99%	-	to	0.48%	39.74%	to	40.41%
2016	532	1.03	to	1.09	546	0.89%	-	to	0.48%	16.88%	to	17.44%
Templeton Foreign VIP Fund – Class 2
2020	309	1.67	to	4.59	1,034	3.38%	-	to	0.12%	(1.28%)	to	(1.16%)
2019	340	1.69	to	4.64	1,216	1.75%	-	to	0.12%	12.39%	to	12.53%
2018 ‡	368	1.04	to	4.13	1,223	2.58%	-	to	-	(15.44%)	to	(15.44%)
2017	359	1.77	to	4.88	1,399	2.54%	-	to	0.48%	16.13%	to	16.69%
2016	367	1.52	to	4.18	1,215	1.97%	-	to	0.48%	6.66%	to	7.18%
Templeton Growth VIP Fund – Class 2
2020	691	1.89	to	5.21	1,793	2.96%	-	to	0.12%	5.67%	to	5.80%
2019	738	1.79	to	4.93	1,841	2.73%	-	to	0.12%	15.02%	to	15.15%
2018 ‡	810	1.56	to	4.28	1,789	1.96%	-	to	0.12%	(14.95%)	to	(14.85%)
2017	818	1.82	to	5.02	2,143	1.61%	-	to	0.48%	17.93%	to	18.50%
2016 ‡	869	1.54	to	4.24	1,928	2.04%	-	to	0.48%	9.09%	to	9.62%
TVST Touchstone Balanced Fund
2020	70	2.62	to	2.76	184	1.29%	-	to	-	19.16%	to	19.16%
2019	80	2.20	to	2.32	177	0.76%	-	to	-	22.80%	to	22.80%
2018 ‡	155	1.79	to	1.89	280	1.11%	-	to	-	(6.07%)	to	(6.07%)
2017	152	1.83	to	2.01	292	-	-	to	0.48%	13.51%	to	14.06%
2016	182	1.62	to	1.76	307	1.47%	-	to	0.48%	6.91%	to	7.42%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
TVST Touchstone Bond Fund
2020	948	1.75	to	1.83	1,705	1.73%	-	to	0.12%	9.58%	to	9.71%
2019	978	1.59	to	1.67	1,603	1.23%	-	to	0.12%	10.33%	to	10.46%
2018 ‡	1,097	1.47	to	1.51	1,630	2.41%	-	to	-	(1.88%)	to	(1.88%)
2017	1,084	1.47	to	1.54	1,641	-	-	to	0.48%	3.18%	to	3.67%
2016	999	1.42	to	1.49	1,460	2.03%	-	to	0.48%	0.33%	to	0.81%
TVST Touchstone Common Stock Fund
2020	3,046	3.28	to	3.63	10,553	0.62%	-	to	0.12%	23.53%	to	23.68%
2019	3,389	2.66	to	2.93	9,490	0.56%	-	to	0.12%	28.43%	to	28.58%
2018 ‡	3,576	2.14	to	2.28	7,783	1.27%	-	to	-	(8.05%)	to	(8.05%)
2017	3,871	2.24	to	2.48	9,161	0.01%	-	to	0.48%	20.92%	to	21.50%
2016	4,240	1.85	to	2.04	8,261	1.65%	-	to	0.48%	10.73%	to	11.26%
TVST Touchstone Small Company Fund
2020	554	3.17	to	3.65	1,868	0.17%	-	to	0.12%	18.55%	to	18.70%
2019	562	2.67	to	3.08	1,594	0.03%	-	to	0.12%	21.25%	to	21.40%
2018 ‡	579	2.29	to	2.53	1,352	-	-	to	-	(7.98%)	to	(7.98%)
2017	690	2.39	to	2.75	1,748	0.06%	-	to	0.48%	18.55%	to	19.12%
2016	737	2.01	to	2.31	1,570	0.07%	-	to	0.48%	19.65%	to	20.23%
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
2020	1,105	3.20	to	11.71	5,450	1.20%	-	to	0.12%	(1.67%)	to	(1.55%)
2019	1,072	3.25	to	11.90	5,549	1.66%	-	to	0.12%	27.27%	to	27.42%
2018 ‡	1,201	2.56	to	9.34	4,802	1.62%	-	to	0.12%	(6.64%)	to	(6.53%)
2017	1,214	2.72	to	9.99	5,364	1.43%	-	to	0.48%	5.46%	to	5.97%
2016 ‡	1,202	2.58	to	9.43	5,224	1.82%	-	to	0.48%	6.31%	to	6.82%
Virtus KAR Capital Growth Series – Class A Shares
2020	123	4.04	to	11.72	1,414	-	-	to	-	50.23%	to	50.23%
2019	129	2.69	to	7.80	990	-	-	to	-	39.87%	to	39.87%
2018 ‡	134	1.92	to	5.58	735	-	-	to	-	(7.25%)	to	(7.25%)
2017	158	2.08	to	6.01	933	-	-	to	-	36.07%	to	36.07%
2016	193	1.53	to	4.42	843	-	-	to	-	(0.86%)	to	(0.86%)
Virtus KAR Enhanced Core Equity Series – Class A Shares
2020	565	3.00	to	7.63	4,080	1.73%	-	to	0.12%	14.77%	to	14.91%
2019	609	2.61	to	6.64	3,842	1.20%	-	to	0.12%	28.52%	to	28.67%
2018	675	2.03	to	5.16	3,285	1.03%	-	to	0.12%	(12.97%)	to	(12.86%)
2017 ‡	728	2.34	to	5.92	4,066	1.57%	-	to	0.12%	22.81%	to	22.96%
2016 ‡	795	1.90	to	4.81	3,630	1.31%	-	to	0.48%	8.89%	to	9.41%
Virtus KAR Small-Cap Growth Series – Class A Shares
2020	177	9.56	to	29.62	4,119	-	-	to	0.12%	44.47%	to	44.64%
2019	200	6.62	to	20.48	3,180	-	-	to	0.12%	37.15%	to	37.31%
2018 ‡	253	2.94	to	14.92	2,777	-	-	to	-	11.66%	to	11.66%
2017	270	4.30	to	13.36	2,689	-	-	to	0.48%	40.18%	to	40.85%
2016	280	3.07	to	9.48	1,989	-	-	to	0.48%	25.32%	to	25.92%
Virtus KAR Small-Cap Value Series – Class A Shares
2020	1,338	3.64	to	10.66	7,869	1.11%	-	to	0.12%	29.49%	to	29.65%
2019	1,432	2.81	to	8.22	6,513	0.96%	-	to	0.12%	24.48%	to	24.63%
2018 ‡	1,487	2.26	to	6.60	5,502	0.89%	-	to	0.12%	(15.98%)	to	(15.88%)
2017	1,593	2.67	to	7.84	7,132	0.66%	-	to	0.48%	19.59%	to	20.16%
2016 ‡	1,767	2.23	to	6.53	6,577	1.96%	-	to	0.48%	25.93%	to	26.54%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Virtus Newfleet Multi-Sector Intermediate Bond Series-Class A Shares
2020	1,177	2.29	to	6.30	3,683	3.39%	-	to	0.12%	6.41%	to	6.53%
2019	1,188	2.15	to	5.91	3,553	3.69%	-	to	0.12%	10.34%	to	10.47%
2018 ‡	1,248	1.95	to	5.35	3,352	3.89%	-	to	0.12%	(2.78%)	to	(2.66%)
2017	1,336	2.00	to	5.50	3,785	4.35%	-	to	0.48%	6.21%	to	6.72%
2016 ‡	1,329	1.88	to	5.15	3,625	4.46%	-	to	0.48%	8.76%	to	9.29%
Virtus SGA International Growth Series – Class A Shares
2020	5,921	2.33	to	6.83	15,428	-	-	to	0.12%	23.49%	to	23.64%
2019	6,240	1.88	to	5.53	13,162	0.86%	-	to	0.12%	18.39%	to	18.54%
2018 ‡	6,055	1.59	to	4.66	11,096	2.86%	-	to	0.12%	(16.77%)	to	(16.67%)
2017	6,207	1.90	to	5.60	13,923	1.60%	-	to	0.48%	15.40%	to	15.95%
2016 ‡	6,295	1.65	to	4.83	12,381	0.77%	-	to	0.48%	(2.08%)	to	(1.61%)
Virtus Strategic Allocation Series – Class A Shares
2020	107	3.27	to	8.33	791	0.69%	-	to	0.12%	33.80%	to	33.96%
2019	111	2.44	to	6.22	624	1.28%	-	to	0.12%	25.89%	to	26.05%
2018	127	1.94	to	4.93	574	1.40%	-	to	0.12%	(6.00%)	to	(5.89%)
2017 ‡	128	1.77	to	5.24	614	1.92%	-	to	-	18.97%	to	18.97%
2016	146	1.73	to	4.41	595	1.69%	-	to	0.48%	0.34%	to	0.82%
Wanger International
2020	1,080	3.49	to	12.46	4,654	1.99%	-	to	0.12%	14.23%	to	14.36%
2019	1,138	3.06	to	10.90	4,360	0.83%	-	to	0.12%	29.84%	to	29.99%
2018 ‡	1,131	2.35	to	8.38	3,483	2.02%	-	to	0.12%	(17.80%)	to	(17.70%)
2017	1,176	2.85	to	10.19	4,558	1.21%	-	to	0.48%	32.28%	to	32.91%
2016 ‡	1,240	2.15	to	7.66	3,699	1.16%	-	to	0.48%	(1.88%)	to	(1.41%)
Wanger Select
2020	71	4.47	to	13.26	721	0.73%	-	to	0.12%	26.50%	to	26.65%
2019	104	3.54	to	10.47	678	0.07%	-	to	0.12%	29.15%	to	29.30%
2018 ‡	137	2.74	to	8.10	623	0.16%	-	to	0.12%	(12.52%)	to	(12.41%)
2017	147	3.11	to	9.24	770	0.17%	-	to	0.48%	26.06%	to	26.67%
2016	177	2.47	to	7.30	697	0.17%	-	to	0.48%	12.82%	to	13.36%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Wanger USA
2020	165	4.63	to	14.22	2,052	-	-	to	0.12%	24.08%	to	24.23%
2019	181	3.73	to	11.44	1,779	0.26%	-	to	0.12%	30.94%	to	31.10%
2018 ‡	195	2.85	to	8.73	1,424	0.09%	-	to	0.12%	(1.58%)	to	(1.46%)
2017	217	2.88	to	8.86	1,613	-	-	to	0.48%	19.01%	to	19.58%
2016	237	2.42	to	7.41	1,506	-	-	to	0.48%	13.14%	to	13.69%

‡For the noted Fund, a total return fell outside of the disclosed range. The reason for this could be either a new product offering in the given year, and/ or units in a subaccount only invested for a partial period.
*Amount is less than 500 units, $500 in net assets, .0005% of total return, or 0.005% of investment income ratio.
[1]The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the investment option from the Fund, net of expenses of the underlying Fund, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the investment option is affected by the timing of the declaration of dividends by the Fund in which the investment option invests.
[2]The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.
[3]The total returns are for the periods indicated, including changes in the value of the Fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The unit value and total returns labeled ‘highest’ correspond with the product with the lowest expense ratio. The unit value and total return labeled ‘lowest’ correspond with the product with the highest expense ratio. There may be times that a product and/ or Fund are not active throughout the entire period indicated, in which case, those unit values and/or total returns may fall outside the range presented. Also, there may be times where the product with the lowest expense ratio has a lower unit value and/or total return shown than the product with the highest expense ratio. This can be caused by product and fund offerings starting at different unit values and at different points in time.

[4]From inception April 30, 2019 to December 31, 2019.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 6—Related Party Transactions and Charges and Deductions
Related Party Transactions
PHL Variable and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. PHL Variable is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.
Charges and Deductions
PHL Variable makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.
Certain charges are deducted from the contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and Expense Fees” (“M&E Fees”) or “Administrative Fees” in the accompanying statement of operations. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statement of changes in net assets on line “Contract Maintenance Charges”. The contract charges are described below:
A.    Contract Maintenance Charges
The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate PHL Variable for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:
Administration Charge – In accordance with terms of the contracts, PHL Variable makes deductions for administrative charges. These charges are typically a flat dollar amount, but could also vary by face amount of coverage. Below is a table that summarizes the guaranteed maximum monthly deduction for the various plans offered by PHL Variable:

Plan	Guaranteed Maximum Monthly Admin Charge
Phoenix Benefit Choice VUL	$7
Phoenix Edge SVUL	Policy Options A or B $0.01 per $1,000 of face amount, capped at $75, in years 1-15 Policy Option C $0.08 per $1,000 of face amount, capped at $200, in years 1-15
Phoenix Edge VUL	None
Phoenix Executive VUL (08XVUL)	$20
Phoenix Express VUL (06PEXVUL)	Varies based on issue age and face amount, capped at $80
Phoenix Express VUL (V616)	$.35 per $1,000 of face amount
Phoenix Joint Edge VUL	$10

Contract Surrender Charge – In accordance with terms of the contracts, PHL Variable charges a deduction for surrender charges. Because a contract value and duration may vary, the surrender charge may also vary. Below is a table that summarizes the surrender charge schedule for the various plans offered by PHL Variable:

Plan	Surrender Charge
Phoenix Benefit Choice VUL	10 year schedule for base policy, 15 year schedule for level term rider
Phoenix Edge SVUL	Option A -15 year schedule – decreasing to zero by year 16
Option B -10 year schedule – decreasing to zero by year 11
Option C - 5 year schedule – decreasing to zero by year 6
Phoenix Edge VUL	Option A -15 year schedule – decreasing to zero by year 16
Option B -10 year schedule – decreasing to zero by year 11
Option C - 5 year schedule – decreasing to zero by year 6
Phoenix Executive VUL (08XVUL)	None
Phoenix Express VUL	7 year schedule – level for 7 years then zero starting in year 8
Phoenix Joint Edge VUL	10 year schedule

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 6—Related Party Transactions and Charges and Deductions (Continued)

Cost of Insurance Charge – In accordance with terms of the contracts, PHL Variable makes monthly deductions for costs of insurance to cover PHL Variable’s anticipated mortality costs. Because a contract account value and death benefit may vary from month to month, the cost of insurance charge may also vary.
Monthly Mortality and Expense Risk Fees (“M&E Fees”) – The M&E Fees are typically deducted daily from contract value allocated to the variable sub-accounts, however, certain products assess the M&E Fees monthly. In accordance with terms of the contracts, PHL Variable will make either monthly or daily deductions.
All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Contract Maintenance Charges” in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2020 and 2019 were $5,475,016 and $6,008,038, respectively.
B.    Optional Rider and Benefit Charges
PHL may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Transfers for contract benefits and terminations” in the accompanying statements of changes in net assets. This expense is reflected as redemption of units.
C.    Daily M&E
As mentioned above, the M&E is typically deducted daily from contract value allocated to the variable sub-accounts. These expenses are included in separate line item “Mortality and Expense Fees” in the accompanying statements of operations. This expense is reflected as a daily reduction of unit values. The total aggregate expense for the period ended December 31, 2020 was $4,327.
Below is a table that summarizes the annual equivalent M&E Fees deductions for the various plans offered by PHL:

	Annual M&E Factor
Plan	Assessed Daily	Assessed Monthly
Phoenix Benefit Choice VUL (Years 1-20)		0.500%
Phoenix Benefit Choice VUL (Years 21+)		0.300%
Phoenix Executive VUL		0.900%
Phoenix Express VUL	0.480%
Phoenix Express VUL (V616)	0.120%
Phoenix Joint Edge VUL (Years 1-20)		0.500%
Phoenix Joint Edge VUL (Years 21+)		0.300%
The Phoenix Edge SVUL		0.900%
The Phoenix Edge VUL		0.900%
D.    Other Charges
PHL may deduct other charges depending on the contract terms.
Note 7—Distribution of Net Income
The Separate Account does not declare distributions to contract owners from accumulated net income. The contract owner's overall value will increase as the individual sub-account value increases and is distributed to contract owners as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 8—Diversification Requirements
Under the provisions of Section 817(h) of the Code, a contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.
PHL intends that each of the investment options shall comply with the diversification requirements.
Note 9—Other
Regulatory Matters
State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the Internal Revenue Service (“IRS”) and other regulatory bodies regularly make inquiries of PHL and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. It is believed that the outcome of any current known regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Separate Account beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.
Note 10—Mergers, Liquidations, and Name Changes
A.    Mergers
There were no mergers in 2020.
On April 30, 2019, Neuberger Berman AMT Guardian Portfolio Class S merged into AMT Sustainable Equity Portfolio Class S.
B.    Liquidations
There were no liquidations in 2019 or 2020.
C.    Name Changes
Effective February 14, 2020, the Virtus Duff & Phelps International Series A Fund was renamed the Virtus SGA International Growth Series A Fund.
Effective May 1, 2020, the Federated Fund for U.S. Government Securities II Fund was renamed the Federated Hermes Fund for U.S. Government Securities II Fund.
Effective May 1, 2020, the Federated Government Money Fund II Fund was renamed the Federated Hermes Government Money Fund II Fund.
Effective May 1, 2020, the Federated High Income Bond Fund II Fund was renamed the Federated Hermes High Income Bond Fund II Fund.
Effective September 1, 2020, the Virtus Rampart Enhanced Core Equity Series A Fund was renamed the Virtus KAR Enhanced Core Equity Series A Fund.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 10—Mergers, Liquidations, and Name Changes (Continued)
Effective May 28, 2019, the Oppenheimer Capital Appreciation Fund/VA - Service Shares was renamed the Invesco Oppenheimer V.I. Capital Appreciation Fund.
Effective May 28, 2019, the Oppenheimer Global Fund/VA - Service Shares - Service Shares was renamed the Invesco Oppenheimer V.I. Global Fund.
Effective May 28, 2019, the Oppenheimer Main Street Small Cap Fund/VA - Service Shares was renamed the Invesco Oppenheimer V.I. Main Street Small Cap Fund.
Note 11—Covid
The Company is continuously monitoring the market and economic turbulence arising from COVID-19, which was declared a pandemic in March 2020 by the World Health Organization. The pandemic, along with efforts to slow and manage the spread of the virus, have resulted in unprecedented impacts on the economy; however, significant monetary support by the Federal Reserve has softened the impact of COVID-19 on capital markets. These conditions directly and indirectly affect the companies in which PHL Variable Insurance Company’s underlying Funds invests, which has impacted the valuation of the Fund. While capital markets have improved, the fundamental impacts of COVID-19 persist and will continue to do so until vaccines are widely available and administered. In light of the uncertainty as to the length or severity of this pandemic, the Company cannot reasonably estimate the full impact of the pandemic on Separate Account A at this time, although it could be material. To date Fund shares continue to be redeemed in the normal course of business at the current NAV.
Note 12—Subsequent Events
We have evaluated events subsequent to December 31, 2020 and through the financial statement issuance date. There were no subsequent events requiring disclosure.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of PHL Variable Insurance Company
and Contract Owners of PHLVIC Variable Universal Life Account:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in the Appendix that comprise PHLVIC Variable Universal Life Account (the Separate Account) as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods (as described in the Appendix) in the two-year period then ended, and the related notes including the financial highlights in Note 5 for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more of the Nassau Insurance Group Holdings’ separate accounts since 2015.
Hartford, Connecticut
April 23, 2021

Appendix
Unless noted otherwise, statements of changes in net assets for each of the years in the two-year period ended December 31, 2020.
Alger Capital Appreciation Portfolio – Class I-2 Shares
AMT Sustainable Equity Portfolio – Class S (2)
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
DWS Equity 500 Index VIP – Class A
DWS Small Cap Index VIP – Class A
Federated Hermes Fund for U.S. Government Securities II (1)
Federated Hermes Government Money Fund II – Service Shares (1)
Federated Hermes High Income Bond Fund II – Primary Shares (1)
Fidelity® VIP Contrafund® Portfolio – Service Class
Fidelity® VIP Growth Opportunities Portfolio – Service Class
Fidelity® VIP Growth Portfolio – Service Class
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
Franklin Income VIP Fund – Class 2
Franklin Mutual Shares VIP Fund – Class 2
Guggenheim VT Long Short Equity Fund
Invesco Oppenheimer V.I. Capital Appreciation Fund – Service Shares
Invesco Oppenheimer V.I. Global Fund
Invesco Oppenheimer V.I. Main Street Small Cap Fund®
Invesco V.I. American Franchise Fund – Series I Shares
Invesco V.I. Core Equity Fund – Series I Shares
Invesco V.I. Equity and Income Fund – Series II Shares
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II
Morningstar Balanced ETF Asset Allocation Portfolio – Class II
Morningstar Growth ETF Asset Allocation Portfolio – Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II
Neuberger Berman AMT Mid Cap Growth Portfolio – S Class
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
PIMCO Real Return Portfolio – Advisor Class
PIMCO Total Return Portfolio – Advisor Class
Rydex VT Inverse Government Long Bond Strategy Fund
Rydex VT Nova Fund
Templeton Developing Markets VIP Fund – Class 2
Templeton Foreign VIP Fund – Class 2
Templeton Growth VIP Fund – Class 2
TVST Touchstone Balanced Fund
TVST Touchstone Bond Fund
TVST Touchstone Common Stock Fund
TVST Touchstone Small Company Fund
Virtus SGA International Growth Series – Class A Shares (1)
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
Virtus KAR Capital Growth Series – Class A Shares
Virtus KAR Small-Cap Growth Series – Class A Shares
Virtus KAR Small-Cap Value Series – Class A Shares
Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares
Virtus KAR Enhanced Core Equity Series – Class A Shares(1)
Virtus Strategic Allocation Series – Class A Shares
Wanger International
Wanger Select
Wanger USA
(1) See Note 10 to the financial statements for the former name of the sub-account.
(2) Statement of changes in net assets for the year ended December 31, 2020 and for the period from April 30, 2019 (commencement of operations) to December 31, 2019.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
PHL Variable Insurance Company
One American Row
Hartford, Connecticut 06103-2899
1851 Securities, Inc.
One American Row
Hartford, Connecticut 06102
Underwriter
Independent Registered Public Accounting Firm
KPMG LLP
1 Financial Plaza 755 Main Street, 11th Floor
Hartford, CT 06103

PHL Variable Insurance Company
PO Box 22012
Albany, NY 12201-2012
Not insured by FDIC/NCUSIF or any federal government agency.
No bank guarantee. Not a deposit. May lose value.
PHL Variable Insurance Company
A member of The Nassau Companies of New York
www.nfg.com
OL4259 © 2020 The Nassau Companies of New York	12-20

PHL Variable
Insurance Company
(a wholly owned subsidiary of
PHL Delaware, LLC)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2020, 2019 and 2018

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Table of Contents

i

Independent Auditors’ Report

The Board of Directors

PHL Variable Insurance Company:

We have audited the accompanying financial statements of PHL Variable Insurance Company, which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2020, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by PHL Variable Insurance Company using statutory accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of PHL Variable Insurance Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of PHL Variable Insurance Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2020, in accordance with statutory accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 2.

Other Matter

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Supplemental Schedules: Supplemental Schedule Summary of Investments – Other than Investments in Related Parties, Supplementary Insurance Information, and Supplementary Schedule – Reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut

April 30, 2021

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2020	2019
Assets:
Bonds	$1,343,497	$1,486,250
Preferred stock	18,681	12,105
Common stock	742	824
Contract loans	81,504	84,968
Mortgage loans	50,590	42,571
Cash, cash equivalents and short-term investments	58,070	36,337
Derivatives	4,533	6,013
Receivables for securities	1,829	2,920
Other invested assets	52,639	36,603
Total cash and invested assets	1,612,085	1,708,591
Deferred and uncollected premium	2,170	14,621
Due and accrued investment income	11,699	13,350
Deferred tax asset	3,879	6,840
Current federal and foreign income tax recoverable	60,922	63,863
Receivable from affiliate	7,268	15,121
Reinsurance amounts receivable	48,582	33,065
Other assets	47,709	47,310
Separate account assets	3,831,235	4,028,301
Total assets	$5,625,549	$5,931,062

Liabilities:
Reserves for future policy benefits	$171,502	$158,103
Payable to affiliate	2,677	10,521
Funds held under coinsurance	1,466,439	1,578,762
Reinsurance payables	49,850	54,007
Other liabilities	22,813	485
Interest maintenance reserve (“IMR”)	35,173	32,659
Asset valuation reserve (“AVR”)	15,226	14,998
Separate account liabilities	3,831,235	4,028,301
Total liabilities	5,594,915	5,877,836

Capital and surplus:
Common stock, $5,000 par value (1,000 shares authorized; 500 shares issued and outstanding)	2,500	2,500
Paid-in surplus	253,083	253,083
Surplus notes	55,000	55,000
Unassigned surplus	(279,949)	(257,357)
Total capital and surplus	30,634	53,226
Total liabilities, capital and surplus	$5,625,549	$5,931,062

The accompanying notes are an integral part of these financial statements.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the Years Ended December 31,
	2020	2019	2018
Income:
Premium and annuity considerations	$—	$(1,218,694)	$384,495
Net investment income	59,657	70,868	73,325
Separate account net gain (loss) from operations	(10,212)	42,968	(33,938)
Commissions and expense allowances on reinsurance ceded	15,630	17,839	25,813
Reserve adjustments on reinsurance ceded	(154,702)	(154,682)	(64,560)
Fees associated with separate account and other miscellaneous income	73,199	82,383	90,022
Total income	(16,428)	(1,159,318)	475,157

Current and future benefits:
Death and disability benefits	—	240,036	347,262
Annuity benefits and interest on policy funds	—	10,121	78,853
Surrender benefits	—	254,892	314,663
Net transfers (from) to separate accounts, net of reinsurance	(449,459)	(176,534)	(143,277)
Change in reserves for future policy benefits	16,531	(1,501,348)	(75,692)
Total current and future benefits	(432,928)	(1,172,833)	521,809

Operating and other expenses:
Commissions	7,609	48,391	58,161
Other operating expenses	3,783	45,950	2,549
Reserve adjustments on modified coinsurance assumed	(51,474)	(43,728)	(7,268)
Other amounts ceded	447,099	31,594	—
Premium, payroll and miscellaneous taxes	6,855	7,204	8,969
Total operating and other expenses	413,872	89,411	62,411
Net gain (loss) from operations before federal income taxes	2,628	(75,896)	(109,063)
Federal and foreign income tax expense (benefit)	1,856	(14,606)	(4,570)
Net income (loss) from operations before realized capital gains (losses)	772	(61,290)	(104,493)
Realized capital gains (losses), net of income taxes and IMR	(4,825)	(47,857)	2,766
Net income (loss)	(4,053)	(109,147)	(101,727)

Changes in capital and surplus:
Change in unrealized capital gains (losses), net of tax	3,131	(6,449)	839
Change in deferred income tax	9,882	(1,323)	(58,085)
Change in non-admitted assets	(14,330)	(1,294)	51,406
Change in liability for reinsurance in unauthorized and certified companies	(16,994)	—	—
Change in asset valuation reserve	(228)	(1,137)	296
Change in surplus notes	—	—	25,000
Paid-in surplus	—	102,850	16,000
Dividends to shareholders	—	(48,100)	—
Net increase (decrease) in capital and surplus	(22,592)	(64,600)	(66,271)
Capital and surplus, beginning of year	53,226	117,826	184,097
Capital and surplus, end of year	$30,634	$53,226	$117,826

The accompanying notes are an integral part of these financial statements.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Statements of Cash Flows
(in thousands)

	For the Years Ended December 31,
	2020	2019	2018
Cash provided by (used for) operations:
Premiums and annuity considerations	$184,013	$450,373	$384,162
Net investment income	60,526	71,427	70,155
Other income	(67,259)	(60,116)	51,274
Claims and benefits	(709,040)	(658,069)	(738,707)
Commissions and other expenses	44,991	(118,536)	(70,289)
Net transfers from (to) separate accounts	442,445	181,676	179,325
Federal income taxes recovered (paid)	(3,769)	3,249	34,976
Net cash provided by (used for) operations	(48,093)	(129,996)	(89,104)

Cash provided by (used for) investments:
Proceeds from sales, maturities and scheduled repayments of bonds	271,215	387,458	438,198
Proceeds from sales, maturities and scheduled repayments of stocks	5,757	14,227	13,000
Proceeds from sales, maturities and scheduled repayments of other investments	4,942	30,279	2,735
Cost of bonds acquired	(138,315)	(271,324)	(387,464)
Cost of mortgage loans acquired	(9,066)	(17,645)	(21,500)
Cost of other investments acquired	(23,690)	(75,107)	(26,830)
Net decrease (increase) in contract loans	3,466	(1,356)	(4,603)
Net cash provided by (used for) investments	114,309	66,532	13,536

Cash provided by (used for) financing and miscellaneous sources:
Surplus notes and paid-in surplus	—	—	25,000
Capital and paid-in surplus, less treasury stock	—	118,850	—
Dividends to stockholders	—	(48,100)	—
Net deposits (withdrawals) of deposit-type contracts	(1,020)	(13,145)	(11,055)
Other cash provided (applied)	(43,463)	(19,966)	14,590
Net cash provided by (used for) financing and miscellaneous uses	(44,483)	37,639	28,535
Net decrease in cash and short-term investments	21,733	(25,825)	(47,033)
Cash and short-term investments, beginning of year	36,337	62,162	109,195
Cash and short-term investments, end of year	$58,070	$36,337	$62,162

The accompanying notes are an integral part of these financial statements.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.    Description of Business

PHL Variable Insurance Company (“PHL” or the “Company) is a provider of life insurance and annuity products. Effective October 8, 2018, the Company’s parent at that time, The Phoenix Companies, Inc. (“Phoenix”) changed its name to The Nassau Companies of New York, Inc (“NCNY”). On December 31, 2018, NCNY transferred the Company to its parent, Nassau Insurance Group Holdings, L.P., which immediately contributed the outstanding common stock of the Company to its wholly-owned subsidiary, PHL Delaware, LLC (“PHL Delaware”). Subsequent to these transactions, the Company is a wholly-owned subsidiary of PHL Delaware (the “Parent”).

The Company’s life insurance products include universal life, variable universal life and other insurance products. The Company has both single-life and multiple-life products. Under multiple-life policies, several lives may be insured with the policy proceeds paid after the death of the first or last insured. The Company’s annuity products include deferred annuities and fixed indexed annuities. Annuity products accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. The Company‘s fixed indexed annuity products include single premium deferred equity indexed annuities and also single premium fixed indexed annuities. In November 2019, PHL stopped marketing and selling new business.

On October 1, 2018, the Company completed the sale of its life subsidiary, Nassau Life and Annuity Company (“NLA”) to an affiliate, NSRE Holdings, Inc. for cash consideration of $13.0 million.

Effective October 1, 2019, PHL entered into a combined coinsurance funds withheld and modified coinsurance agreement (the “Concord Treaty”) that reinsures the total retained risk in PHL to a wholly-owned captive subsidiary, Concord Re, Inc. (“Concord”), that is licensed in Connecticut. Concord entered into a 30-year excess-of-loss (“XOL”) agreement with an affiliate, Nassau Re (Cayman), that provides coverage of up to $200 million in the event assets are not sufficient to pay claims. The receivable, if any, resulting from the XOL agreement has been approved by the Connecticut Insurance Department as an admissible asset on Concord’s financial statements. Upon execution of the agreements, the previous capital maintenance agreement to maintain RBC at or above 200% was terminated.

The Company is continuously monitoring the market and economic turbulence arising from COVID-19, which was declared a pandemic in March 2020 by the World Health Organization. The pandemic, along with efforts to slow and manage the spread of the virus, have resulted in unprecedented impacts on the economy; however, significant monetary support by the Federal Reserve has softened the impact of COVID-19 on capital markets. The Company has seen COVID-19 impacts on mortality in its life business as well as the investment portfolio, including lower net investment income and impairment losses on certain fixed maturity investments. However, it is still too early for the Company to fully assess the impact of the pandemic on long-term policyholder behavior and underwriting risks and the long-term impact on the Company’s investments. While capital markets have improved, the fundamental impacts of COVID-19 persist and will continue to do so until vaccines are widely available and administered. In light of the uncertainty as to the length or severity of this pandemic, the Company cannot reasonably estimate the full impact of the pandemic on its operations and financial statements at this time, although it could be material.

2.    Summary of Significant Accounting Policies

The significant accounting policies which are used by PHL in the preparation of its statutory financial statements are described below.

Basis of presentation

These financial statements were prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the Connecticut Insurance Department (the “Insurance Department”). These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The differences from U.S. GAAP, while not readily determinable, are presumed to be material. The major differences from U.S. GAAP practices are as follows:

•    The costs related to acquiring business, principally commissions and certain policy issue expenses are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•     Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•    Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.
•     For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.
•     Under STAT, for universal life and variable annuity contracts, premiums or deposits are recognized as revenue when paid, and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•     Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•    The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP 101, in conjunction with SSAP 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with ASC 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. We assess all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For GAAP, results of wholly owned subsidiaries are consolidated.
•     Surplus notes issued by the Company are recognized as surplus for STAT and debt for U.S. GAAP.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Pursuant to Interpretation of the Statutory Principles Working Group (INT) 20-10, non-conforming credit tenant loans (“CTLs”) that are filed with the NAIC Securities Valuation Office (“SVO”) by February 15, 2021 are permitted to be reported as long-term bonds for the year ended December 31, 2020. As these permitted practices are promulgated by the NAIC, they are not Insurance Department permitted practices. However, per INT 20-10, any such non-conforming CTLs shall be disclosed as a permitted practice with two separate entries that detail non-conforming CTLs that were reported as long-term bonds on one line, and non-conforming CTLs that were not reported as other invested assets on a separate line within the table detailing practices prescribed and permitted.

For the year ended December 31, 2020, the Company had 18 non-conforming CTLs reported as long-term bonds in accordance with the limited time exception provided in INT 20-10. As the SVO-issued designations have not yet been received, these CTLs were reported with credit provider ratings that reflected equivalent NAIC-1 designations. The net impact of this provision to statutory surplus is zero as shown in the table below:

Surplus	SSAP #	2020

PHL state basis		$30,634
NAIC permitted practice:
Bonds	43R	15,947
Other invested assets	21R	(15,947)
NAIC SAP		$30,634

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. Significant estimates and assumptions used in determining insurance and contract holder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. To be consistent with the current year presentation, certain prior year reclassifications have been made.

Recent accounting pronouncements

In 2020, the NAIC adopted substantive revisions to SSAP No. 32 Preferred Stock and the corresponding Issue Paper, which update the statutory definition of preferred stock and clarify the measurement and impairment guidance for investments in preferred stock pursuant to the overall objectives of the NAIC’s investment classification project. The revisions are effective January  1, 2021 and the Company is assessing the potential impact of the pronouncement.

The Company did not adopt any accounting standards during 2020 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

PHL Delaware serves as the holding company for PHL as of December 31, 2018 and does not have any significant operations of its own. As of December 31, 2020, PHL Delaware had no significant assets or liabilities.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
In Connecticut, without prior approval by the insurance commissioner, the aggregate amount of dividends during any twelve month period shall not exceed the greater of (i) 10% of surplus to policyholders for the preceding calendar year or (ii) net gain from operations for such year. Connecticut law states that no dividend or other distribution exceeding an amount equal to an insurance company’s earned surplus may be paid without prior approval of the insurance commissioner. Based on this calculation, PHL has no dividend capacity for 2021.

PHL is required to report risk-based capital (“RBC”) under the insurance company laws of Connecticut. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital (“TAC”) does not exceed certain RBC levels. PHL has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable and non-redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost. Those with a designation of 4-6 are carried at the lower of amortized cost or fair value.

With the exception of the Company’s investment in FHLB common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

The Company’s only investment in subsidiary relates to a captive reinsurer formed in 2019. No value is admitted for this investment.

Short-term investments and cash equivalents are carried at amortized cost. PHL considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased ninety days or less of maturity to be cash equivalents.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Other invested assets primarily include limited partnership interests. Partnership interests are carried at cost adjusted for PHL’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Recognition of net investment income occurs when cash distributions of income are received.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Realized capital gains and losses on investments are determined using the first-in, first-out method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment based on the credit review process. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy as noted.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Derivative instruments

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company also uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

The Company values qualified hedges at cost and changes in the value of these hedges are reflected directly through net investment income. For interest rate swaps used to hedge the cash flow variability or reinvestment risks associated with asset purchases, the impact is reflected through net investment income as the difference between income between bond coupons and swap payments.

The Company had no unrealized gain/(loss) for non-qualified hedges representing interest rate swaps as of December 31, 2020, 2019 and 2018.

The Company had no net gain or loss recognized in unrealized gains (losses) during the reporting period resulting from derivatives that no longer qualify for hedge accounting.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Equity Index Options

An equity index option gives the option holder the right to buy or sell the equity index at a pre-determined price (strike price) at a specified time (maturity) agreed upon at the inception of the contract. An equity index put option affords the holder the right to sell the equity index at a strike price at the maturity date while an equity index call option affords the holder the right to buy the equity index at the strike price.

The Company uses equity index put and call options. The Company is exposed to credit-related losses in the event of nonperformance by a counterparty’s failure to meet its obligations. Given the Company enters into derivative contracts with highly rated counterparties and diversifies this exposure across a number of counterparties, the Company is exposed to minimum credit risk.

The Company uses equity index put options primarily to hedge against market risks or the so-called “vega” Greek risk exposure (referring to the sensitivity of the fair value of assets and liabilities to changes in equity volatility) associated with certain annuity products. The Company uses equity index options in two instances: 1) To hedge against market risks from changes in equity index price associated with certain annuity products; or 2) To replicate the option payoff profile associated with certain equity-linked life and annuity products. The statutory accounting treatment for these options is that they are valued at fair or market value, and changes in the value of these options are reflected directly through surplus.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The unrealized gain/(loss) representing equity index options was $(1.4) million, $9.0 million and $0.8 million as of December 31, 2020, 2019 and 2018, respectively.

The Company had no net gain or loss recognized in unrealized gains (losses) during the reporting period resulting from derivatives that no longer qualify for hedge accounting.

The Company had no derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, preferred stock, mortgage loans, cash equivalents and short-term investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield to maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. Due and accrued investment income non-admitted was $0.1 million and $0.1 million at December 31, 2020 and 2019, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain deferred tax assets and prepaid expenses, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2020 and 2019 were $17.3 million and $3.0 million, respectively. Non-admitted deferred tax assets (“DTA”) account for $13.1 million and $1.1 million of the total non-admitted asset balance for December 31, 2020 and 2019, respectively. Changes for the years ended December 31, 2020, 2019 and 2018 increased (decreased) surplus by $(14.3) million, $(1.3) million and $51.4 million, respectively.

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contract holders who can either choose to bear the full investment risk or can choose guaranteed investment earnings subject to certain conditions.

For contract holders who bear the investment risk, investment income and investment gains and losses accrue directly to such contract holders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of PHL. The assets and liabilities are carried at fair value in accordance with SSAP No. 56, Separate Accounts, except for fixed index annuity contracts. Fixed index annuity contracts are accounted for at book value in accordance with Commissioner approval under Connecticut General Statute §38a-433. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contract holders for management services are included in revenues.

Appreciation or depreciation of PHL’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contract holders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

PHL’s separate account products include variable annuities, indexed annuities and variable life insurance contracts. Many of PHL’s annuity contracts include various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with Actuarial Guideline (“AG”) 43 for indexed annuities and Valuation Method (“VM) 21 for variable annuities.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
For Market Value Adjusted separate accounts, contract holders are credited interest at a guaranteed rate if the account is held until the end of the guarantee period. If funds are withdrawn from the account prior to the end of the guarantee period, a market value adjustment is applied, which means that the funds received may be higher or lower than the account value, depending on whether current interest rates are higher, lower or equal to the guaranteed interest rate. In these separate accounts, appreciation or depreciation of assets, undistributed net investment income and investment or other sundry expenses are reflected as net income or loss in PHL’s interest in the separate accounts and transferred to the general account.

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1980 CSO mortality table is used as the mortality basis are determined using a modified preliminary term reserve method. In addition, for certain products issued on or after January 1, 2000, PHL adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and deficiency reserve, and PHL’s X factors for the deficiency reserve. For life products issued on or after January 1, 2020, PHL valued the reserves according to VM 20. Annuity reserves principally use AG33 and AG35 to calculate reserve balances without guarantees, AG43 to calculate fixed indexed annuity (FIA) reserve balances with guarantees and VM-21 to calculate variable annuity reserves. AG33 and AG35 use prescribed methods and assumptions to determine the minimum statutory reserves. AG43 requires that reserves for contracts are based on the greater of the Standard Scenario Amount (SSA) and the Conditional Tail Expectation Amount (“CTE”). VM-21 requires stochastic projections to calculate CTE amounts under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2020, the Company calculated its reserves for variable annuity products with guaranteed minimum death, accumulation and withdrawal benefits under VM-21, which was a change in valuation method effective for 2020. As of December 31, 2019 and 2018, the Company calculated variable annuity and FIA reserves under the SSA of AG43, which exceeded the CTE scenario. As of December 31, 2020, this was also the case for FIA reserves.

Claim and loss liabilities are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized when earned.

Premium income and related expenses

Generally, premium income and annuity considerations for fixed payment policies are recognized when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred.

For deposit-type variable annuity contracts in the accumulation stage, PHL reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from separate accounts.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Reinsurance

PHL utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Other amounts ceded on the statements of income and changes in capital and surplus reflect certain adjustments related to the reinsurance arrangement with Concord including interest on funds withheld, separate account income and other initial coinsurance reserve adjustments for contract claims.

Dividends

Without prior approval by the Insurance Commissioner for the State of Connecticut, the aggregate amounts of dividends to stockholders during any 12 month period shall not exceed the greater of 10% of surplus for the preceding calendar year or net gain from operations for such year.

Connecticut General Statute §38a-136(h)(3) states that no dividend or other distribution exceeding an amount equal to an insurance company’s earned surplus may be paid without prior approval of the Insurance Commissioner. Accordingly, the Company has no dividend capacity for 2021.

The Company paid an extraordinary dividend, with the approval of the Department, of $48.1 million on December 12, 2019 to its Parent.

Income taxes

As of December 31, 2018, PHL was included in the consolidated federal income tax return of NCNY and its subsidiaries. The method of allocation among affiliates of the Company was subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide benefit in the consolidated tax return.

On December 31, 2018, NCNY transferred 100% of the Company’s stock to an affiliate and consequently the Company departed from the NCNY consolidated tax group. For 2019, the Company filed a consolidated tax return with affiliate, Concord. In 2019, Concord incurred a $13.4 million tax liability that was offset by the Company’s net operating losses. The Company recognized a current tax benefit for the use of its net operating losses along with a corresponding reduction of its deferred tax assets. The Company and Concord entered into a tax sharing agreement effective for 2020. Accordingly, with respect to the 2019 Concord tax liability, the Company is treated as having recorded an intercompany receivable that is deemed contributed to Concord’s capital and surplus, thus forgiving and writing off the liability at Concord.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP 101. The change in deferred tax is recorded as a component of surplus.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Surplus notes

On December 28, 2018, the Company issued 9.75% surplus notes that are due December 28, 2048 with a face value of $25.0 million. Interest and principal payments require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under Connecticut insurance law. The interest on the notes is scheduled to be paid on December 28 of each year, commencing December 28, 2019. The Company did not request approval and made no interest payments for these notes in 2020. The 9.75% surplus notes may be redeemed at the option of PHL at any time at the “make-whole” redemption price set forth in the Note Purchase Agreement. Connecticut insurance law provides that the notes are not part of the legal liabilities of PHL. The Company’s affiliate, Nassau Cayman Brac Holding Company (“NC Brac”), holds the full balance of the notes.

On December 30, 2013, the Company issued 10.5% surplus notes that are due December 30, 2043 with a face value of $30.0 million. Interest and principal payments require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under Connecticut insurance law. The interest on the notes is scheduled to be paid on December 30 of each year, commencing December 30, 2014. The Company did not request approval and made no interest payments for these notes in 2020 or 2019. Interest payments of $3.2 million were made the year ended December 31, 2018. The 10.5% surplus notes may be redeemed at the option of PHL at any time at the “make-whole” redemption price set forth in the Note Purchase Agreement. Connecticut insurance law provides that the notes are not part of the legal liabilities of PHL. The Company’s affiliate, NCNY, holds the full balance of the notes.

Below are the details on the outstanding surplus notes (amounts in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/30/2013	10.50%	$30.0	Y	$30.0	$30.0	$6.3
1001	12/28/2018	9.75%	25.0	Y	25.0	25.0	4.9
Total			$55.0		$55.0	$55.0	$11.2

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$—	$15.8	N/A	$—	$—	12/30/2043
1001	—	—	N/A	—	—	12/28/2048
Total	$—	$15.8		$—	$—

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$30.0	$30.0	N
1001	N	N	N	N	Cash	25.0	25.0	N
Total						$55.0	$55.0

The impact of any restatement due to prior quasi-reorganizations is a follows:

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus

2016	$—	$(806.3)

Surplus

The portion of unassigned surplus reduced by cumulative unrealized gains/losses was $(2.2) million and $(3.7) million as of December 31, 2020 and 2019, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, the Company reclassified its negative unassigned surplus balance of $806.3 million to gross paid-in and contributed surplus as of December 31, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the Connecticut Insurance Department.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Non-cash capital contribution of subsidiaries;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense;
•Inception Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and
•Accruals of capital contributions approved by the domiciliary commissioner.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The Statement of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2020 and 2019, respectively as shown below, ceded under the Concord Treaty:

•$171.6 million and $1,681.4 million of premium and annuity considerations;
•$692.7 million and $95.0 million of policyholder benefits; and
•($76.4) million and $1,578.8 million change in funds withheld account

The Statements of Cash Flows also excluded the following significant non-cash items for the years ended December 31, 2020, 2019 and 2018:

•$13.4 million non-cash capital contribution to Concord for intercompany receivable relating to 2019 Concord tax liability.
•$16.0 million of accrued capital contribution from Parent for the year ended December 31, 2018.
•$15.2 million, $12.1 million and $13.6 million of non-cash investment exchanges for the years ended December 31, 2020, 2019 and 2018, respectively.

3.    Significant Transactions

Affiliate captive reinsurance treaty

Effective October 1, 2019, the Company entered into a reinsurance agreement with Concord to reinsure all of the Company’s net retained business on a coinsurance funds withheld and modified coinsurance basis.

4.    Investments

Information pertaining to PHL’s investments, net investment income and capital gains and losses on investments follows.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Bonds, preferred stock and common stock

The carrying value and fair value of investments in bonds, preferred stock and common stock as of December 31, 2020 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$22,541	$571	$(8)	$23,104
All other governments	10,473	2,057	(10)	12,520
Political subdivisions	30,823	1,961	(95)	32,689
Special revenue	43,362	6,082	(1)	49,443
Industrial and miscellaneous (unaffiliated)	510,676	74,350	(2,878)	582,148
Parent, subsidiaries and affiliates	5,010	38	(738)	4,310
Hybrid securities	25,845	1,358	(1,788)	25,415
Mortgage-backed and asset-backed securities	694,767	48,977	(20,733)	723,011
Total bonds	$1,343,497	$135,394	$(26,251)	$1,452,640

Preferred Stock	$18,681	$898	$—	$19,579
Common Stock	$742	$—	$—	$742

The carrying value and fair value of investments in bonds, preferred stock and common stock as of December 31, 2019 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$35,886	$3,547	$(2)	$39,431
All other governments	16,109	1,828	—	17,937
States, territories and possessions	2,356	428	—	2,784
Political subdivisions	26,677	1,991	(100)	28,568
Special revenue	94,294	9,024	(17)	103,301
Industrial and miscellaneous (unaffiliated)	716,623	60,240	(2,573)	774,290
Parent, subsidiaries and affiliates	3,020	—	(553)	2,467
Hybrid securities	44,399	3,037	(1,131)	46,305
Mortgage-backed and asset-backed securities	546,886	12,376	(10,111)	549,151
Total bonds	$1,486,250	$92,471	$(14,487)	$1,564,234

Preferred Stock	$12,105	$630	$—	$12,735
Common Stock	$824	$—	$—	$824

The gross unrealized capital gains (losses) on bonds, preferred and common stock were not reflected in surplus for the years ended December 31, 2020 and 2019.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The aging of temporarily impaired general account debt securities and preferred stock as of December 31, 2020 is as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$488	$(8)	$—	$—	$488	$(8)
All other governments	930	(10)	—	—	930	(10)
Political subdivisions	6,004	(95)	—	—	6,004	(95)
Special revenue	1,043	(1)	—	—	1,043	(1)
Industrial and miscellaneous	23,598	(2,878)	—	—	23,598	(2,878)
Parent, subsidiaries and affiliates	2,337	(738)	—	—	2,337	(738)
Hybrid securities	2,146	(58)	6,170	(1,730)	8,316	(1,788)
Mortgage-backed and asset-backed securities	167,277	(10,909)	91,298	(9,824)	258,575	(20,733)
Total bonds	$203,823	$(14,697)	$97,468	$(11,554)	$301,291	$(26,251)
Number of positions at unrealized loss		137		41		178

Preferred stock	$—	$—	$—	$—	$—	$—

There are 2 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $0.1 million.

As of December 31, 2020, securities in an unrealized loss position for greater than 12 months consisted of 41 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considers the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The aging of temporarily impaired general account debt securities as of December 31, 2019 is as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$—	$—	$364	$(2)	$364	$(2)
Political subdivisions	—	—	4,567	(100)	4,567	(100)
Special revenue	986	(14)	397	(3)	1,383	(17)
Industrial and miscellaneous	5,011	(984)	27,630	(1,589)	32,641	(2,573)
Parent, subsidiaries and affiliates	—	—	2,466	(553)	2,466	(553)
Hybrid securities	251	—	7,018	(1,131)	7,269	(1,131)
Mortgage-backed and asset-backed securities	80,000	(2,278)	118,575	(7,833)	198,575	(10,111)
Total bonds	$86,248	$(3,276)	$161,017	$(11,211)	$247,265	$(14,487)
Number of positions at unrealized loss		49		86		135

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
There are 7 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $0.7 million.

As of December 31, 2019, securities in an unrealized loss position for greater than 12 months consisted of 86 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considers the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The carrying value and fair value of bonds as of December 31, 2020 by maturity are shown below.

	Carrying Value	Fair Value

Due in one year or less	$95,305	$97,163
Due after one year through five years	293,625	304,082
Due after five years through ten years	447,698	471,220
Due after ten years	506,869	580,175
Total	$1,343,497	$1,452,640

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or PHL may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying values of PHL’s impaired securities were $4.8 million and $2.7 million as of December 31, 2020 and 2019, respectively. The realized losses on OTTIs for impaired securities were $4.7 million, $17.7 million and $0.7 million in 2020, 2019 and 2018, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

As of December 31, 2020, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2020 and 2019, the market values of mortgage loans were $52.8 million and $43.3 million, respectively.

The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2020	2019

Industrial	$5,570	$6,032
Multifamily	17,604	8,739
Office	17,239	17,388
Retail	6,345	6,455
Self-storage	3,933	4,043
Total mortgage loans	50,691	42,657
Less: Allowance for loan losses	101	86
Net mortgage loans	$50,590	$42,571

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2020	2019

East North Central	$21,669	$21,945
Mountain	5,541	5,637
Pacific	10,769	7,007
South Atlantic	7,764	3,068
West South Central	4,948	5,000
Total mortgage loans	50,691	42,657
Less: Allowance for loan losses	101	86
Net mortgage loans	$50,590	$42,571

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The following table summarizes our commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2020
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$8,839	$—	$—	$3,925	$—	$—	$12,764
50% - 60%	—	5,277	5,530	—	—	—	10,807
60% - 70%	4,938	4,990	4,022	6,737	—	—	20,687
70% - 80%	—	—	6,332	—	—	—	6,332
80% and greater	—	—	—	—	—	—	—
Total	$13,777	$10,267	$15,884	$10,662	$—	$—	$50,590

	December 31, 2019
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$6,019	$—	$4,036	$—	$—	$—	$10,055
50% - 60%	—	3,343	11,004	—	—	—	14,347
60% - 70%	—	6,737	11,432	—	—	—	18,169
70% - 80%	—	—	—	—	—	—	—
80% and greater	—	—	—	—	—	—	—
Total	$6,019	$10,080	$26,472	$—	$—	$—	$42,571

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company held $40.0 million CM1 loans and $10.7 million CM2 loans as of December 31, 2020 and $35.9 million CM1 loans and $6.8 million CM2 loans as of December 31, 2019. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2020 and 2019 was 65% and 68%, respectively. All loans are current as of December 31, 2020 and 2019.

During 2020, the minimum and maximum lending rates for mortgage loans were 3.6% and 4.7%, respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2020, 2019 or 2018.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Other invested assets

Other invested assets as of December 31 are summarized below:

	2020	2019

Private equity	$8,558	$4,522
Direct equity	9,797	10,872
Credit funds	9,336	5,235
Collateralized fund obligation	11,269	11,260
Other alternative assets	8,054	2,107
Mezzanine partnerships	5,625	2,607
Total other invested assets	$52,639	$36,603

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $41.6 million and $37.1 million as of December 31, 2020 and 2019, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2020	2019
Put options:
Notional amount	$91,947	$175,747
Fair value	$3,040	$4,716
Carrying value	$3,040	$4,716

Call options:
Notional amount	$23,306	$25,102
Fair value	$1,493	$1,294
Carrying value	$1,493	$1,294

Swaptions:
Notional amount	$—	$220,000
Fair value	$—	$3
Carrying value	$—	$3

Interest rate swaps:
Notional amount	$50,000	$—
Fair value	$260	$—
Carrying value	$—	$—

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Offsetting and netting of assets and liabilities

For the year ended December 31, 2020, the Company had net derivative assets of $4.5 million, which represented $7.3 million of gross derivative assets offset by $2.8 million in derivative liabilities. For the year ended December 31, 2019, the Company had net derivative assets of $6.0 million, which represented $7.6 million of gross derivative assets offset by $1.6 million in derivative liabilities.

Restricted assets

Restricted assets (including pledged) relate to statutory requirements of various jurisdictions, FHLB capital stock and derivative collateral pledged to counterparties. Total restricted assets were $1.6 million and $2.0 million as of December 31, 2020 and 2019, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, Capital and Surplus. Restricted assets also included $0 and $0 of derivative collateral pledged to counterparties for the years ended December 31, 2020 and 2019, respectively.

The Company is a member of the Federal Home Loan Bank (“FHLB”) of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. The Company has determined the estimated maximum borrowing capacity as $8.7 million. The Company calculated this amount in accordance with Connecticut General Statute §38a-55, Hypothecation of Assets, whereby a domestic insurer may not pledge, hypothecate or otherwise encumber its assets to secure its debt in excess of the lesser of 5% of admitted assets or 25% of surplus as reported in its last financial statement filed with the commissioner. The Company owned $0.4 million and $0.4 million of FHLB capital stock as of December 31, 2020 and 2019, respectively, which was not eligible for redemption.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV*		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	1	2	$1,300	$2,307	$1,133	$2,414
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	—	—	—	—	—	—
(4) Preferred Stock - Fair Value	—	—	—	—	—	—
(5) Total (1+2+3+4)	1	2	$1,300	$2,307	$1,133	$2,414
———————
*Book Adjusted Carrying Value

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Investments in subsidiaries

The table below provides the Company’s loss tracking for subsidiary, controlled and affiliated (“SCA”) entities:

	Reporting Entity’s Share of SCA’s Net Income (Losses)	Accumulated Share of SCA’s Net Income (Losses)	Reporting Entity’s Share of SCA’s Equity including Negative Equity	Guaranteed Obligation/Commitment for Financial Support (Yes/No)	SCA Reported Value

Concord	$(176,742)	$(210,536)	$(162,797)	No	$—

Concord, with the explicit permission of the Department, was authorized in conjunction with an excess-of-loss agreement (“XOL Agreement”) to admit a receivable, the “XOL Asset,” and to not record a deferred tax liability on the XOL Asset. The Company had no guaranteed obligation or commitment for financial support to Concord and admitted no value in this subsidiary for the years ended December 31, 2020 and 2019.

Concentrations of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. We manage credit risk through the analysis of the underlying obligors, issuers and transaction structures. We review our debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. We also manage credit risk through industry and issuer diversification and asset allocation. We classify debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in our portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2020, we were not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were the University of Michigan, Iberdrola, SA, Fortis TCI Limited, TriState Generation and Transmission Association, Inc. and Dominion Energy, Inc. We monitor credit exposures by actively monitoring dollar limits on transactions with specific counterparties. We have an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. We use ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, we only enter into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2020	2019	2018

Bonds	$60,222	$72,313	$77,625
Preferred stock	452	960	1,136
Common stock	12	187	59
Mortgage loans	2,924	1,560	803
Contract loans	4,038	3,744	3,559
Cash and short-term investments	455	372	122
Other invested assets	1,815	3,136	(735)
Miscellaneous income	—	1,113	811
Derivative instruments	48	(420)	769
Amortization of IMR	3,447	2,417	1,770
Less:
Interest expense	—	—	3,150
Other investment expenses	13,756	14,514	9,444
Net investment income	$59,657	$70,868	$73,325

For the year ended December 31, 2020, the Company had 15 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.7 million. For the year ended December 31, 2019, the Company had 18 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $2.3 million. For the year ended December 31, 2018, the Company had 10 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.6 million.

Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2020	2019	2018	2020	2019	2018

Bonds	$(3,104)	$(13,393)	$2,373	$(163)	$306	$(152)
Investments in affiliates	898	(48,635)	2,111	—	—	648
Preferred stock	126	589	—	—	—	—
Common stock	(119)	175	(118)	38	16	2
Short-term investments	—	—	(35)	—	—	—
Other invested assets	—	—	—	2,579	486	(388)
Derivative instruments	(3,880)	15,322	(85)	1,510	(8,971)	780
Mortgage loans	2	(35)	(51)	—	—	—
Income tax benefit (expense)	1,252	(1,880)	(1,429)	(833)	1,714	(51)
Net capital gains (losses)	$(4,825)	$(47,857)	$2,766	$3,131	$(6,449)	$839

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Realized losses include invested asset other-than-temporary impairments of $4.7 million, $51.5 million and $0.7 million for the years ended December 31, 2020, 2019 and 2018, respectively. In 2019, PHL recorded an other-than-temporary impairment of $48.6 million for its investment in Concord, which reflected realization of inception to date operating losses of $33.8 million and a write off of the remaining investment balance of $14.8 million. Due to the uncertainty as to the timing and amount of Concord’s future earnings and the long duration of the reinsurance agreement, the carrying value of Concord was written down to zero as an other-than-temporary impairment.

The proceeds and related gross realized gains and losses from sales of stocks and bonds, for the years ended December 31 were as follows:

	2020	2019	2018

Proceeds from sales	$273,489	$415,167	$465,154
Gross gains on sales	19,773	15,874	7,967
Gross losses on sales	(9,311)	(4,034)	(3,049)

5.    Reserves for Future Policy Benefits and Reinsurance

PHL’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2020	2019

Life insurance reserves	$1,880,320	$1,887,437
Annuity reserves	297,407	310,225
Deficiency reserves	20,556	19,841
Various	224,590	219,273
Total before reinsurance ceded	2,422,873	2,436,776
Less: Reinsurance ceded	2,251,371	2,278,673
Reserves for future policy benefits	$171,502	$158,103

Ceded reserves for 2020 and 2019 include the reserves ceded to Concord as further discussed in the reinsurance section of this footnote.

The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

For a policy on which the substandard extra premiums are based upon a multiple of standard mortality, the sub-standard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2020 and 2019, the Company had $1.6 billion and $1.8 billion, respectively of life insurance in force for which the gross premiums are less than net premiums according to the standard of valuation set by the State of Connecticut Insurance Department. Reserves to cover the above insurance totaled $20.6 million and $19.9 million as of December 31, 2020 and 2019, respectively.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Given all actuarial risks are transferred to third-party and affiliate reinsurers, no cash flow testing analysis was performed as of December 31, 2020.

Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 are as follows:

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$95,226	$2,580,001	$—	$2,675,227	64%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	985,752	985,752	24%
Subtotal	95,226	2,580,001	985,752	3,660,979	88%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	191,074	64,389	—	255,463	6%
- not subject to discretionary withdrawal	226,436	—	7,305	233,741	6%
Total individual annuity actuarial reserves	512,736	2,644,390	993,057	4,150,183	100%
Less: Reinsurance ceded	(426,103)	—	—	(426,103)
Total individual annuity actuarial reserves, net of reinsurance	$86,633	$2,644,390	$993,057	$3,724,080

	2019
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$96,752	$2,887,663	$—	$2,984,415	68%
- at book value less surrender charge of 5% or more	294	—	—	294	—%
- at market value	—	—	939,320	939,320	21%
Subtotal	97,046	2,887,663	939,320	3,924,029	89%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	200,500	15,260	—	215,760	6%
- not subject to discretionary withdrawal	194,838	—	6,310	201,148	5%
Total individual annuity actuarial reserves	492,384	2,902,923	945,630	4,340,937	100%
Less: Reinsurance ceded	(421,234)	—	—	(421,234)
Total individual annuity actuarial reserves, net of reinsurance	$71,150	$2,902,923	$945,630	$3,919,703

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,146	1,146	3%
Subtotal	—	—	1,146	1,146	3%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	20,186	—	—	20,186	50%
Not subject to discretionary withdrawal	18,665	—	—	18,665	47%
Total deposit fund liabilities	38,851	—	1,146	39,997	100%
Less: Reinsurance ceded	(38,851)	—	—	(38,851)
Total deposit fund liabilities, net of reinsurance	$—	$—	$1,146	$1,146

	2019
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,291	1,291	3%
Subtotal	—	—	1,291	1,291	3%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	20,156	—	—	20,156	42%
Not subject to discretionary withdrawal	26,287	—	—	26,287	55%
Total deposit fund liabilities	46,443	—	1,291	47,734	100%
Less: Reinsurance ceded	(46,443)	—	—	(46,443)
Total deposit fund liabilities, net of reinsurance	$—	$—	$1,291	$1,291

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Reconciliation of total annuity actuarial reserves and deposit fund liabilities:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$86,634
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	—
Exhibit 7, Deposit-type contracts, line 14, column 1	—
Subtotal	86,634

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	3,633,869
Exhibit 3, Line 0399999, column 2	3,578
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	1,146
Subtotal	3,638,593
Combined total	$3,725,227

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2020 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$20,830	$20,830	$119,946	$—	$—	$—
- Universal life	646,613	547,362	650,977	—	—	—
- Universal life with secondary guarantees	136,113	119,306	497,145	—	—	—
- Indexed universal life	22,409	20,895	21,362	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	5,551	5,551	10,143	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	20,045	19,854	22,887	147,651	146,242	146,339
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	557,862	XXX	XXX	—
- Accidental death benefits	XXX	XXX	242	XXX	XXX	—
- Disability-active lives	XXX	XXX	4,865	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	4,006	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	20,704	XXX	XXX	—

Total (gross: direct + assumed)	851,561	733,798	1,910,139	147,651	146,242	146,339
Less: Reinsurance ceded	770,070	652,307	1,825,267	—	—	—
Total, net	$81,491	$81,491	$84,872	$147,651	$146,242	$146,339

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2019 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$16,094	$16,094	$113,178	$—	$—	$—
- Universal life	775,178	586,409	776,757	—	—	—
- Universal life with secondary guarantees	143,988	121,649	405,738	—	—	—
- Indexed universal life	21,513	19,620	20,151	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	3,753	3,753	8,387	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	18,729	18,308	22,390	130,324	127,397	127,649
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	568,186	XXX	XXX	—
- Accidental death benefits	XXX	XXX	225	XXX	XXX	—
- Disability-active lives	XXX	XXX	5,816	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	3,595	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	19,968	XXX	XXX	—

Total (gross: direct + assumed)	979,255	765,833	1,944,391	130,324	127,397	127,649
Less: Reinsurance ceded	—	—	1,857,438	—	—	—
Total, net	$979,255	$765,833	$86,953	$130,324	$127,397	$127,649

Reconciliation of total life insurance for the year ended December 31, 2020:

Amount

Exhibit 5, Life insurance section, total (net)	$84,872
Exhibit 5, Accidental death benefits section, total (net)	—
Exhibit 5, Disability active lives section, total (net)	—
Exhibit 5, Disability disabled lives section, total (net)	—
Exhibit 5, Miscellaneous reserves section, total (net)	—
Subtotal	84,872

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	146,339
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	146,339
Combined total	$231,211

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Reinsurance

The Company’s reinsurance program varies based on the type of risk, for example:

•Effective October 1, 2019, the Company entered into a reinsurance agreement with Concord to reinsure all of the Company’s net retained business on a coinsurance funds withheld and modified coinsurance basis. The Company entered into the agreement to manage its long-term risk exposure and liquidity. The reserves ceded to Concord for these policies were $1.5 billion for the years ended December 31, 2020 and 2019.
•Effective October 1, 2017, the Company entered into an aggregate excess of loss reinsurance agreement with an affiliate reinsurer to reinsure aggregate losses on certain universal life contracts in excess of the annual attachment points specified in the treaty. The Company entered into the reinsurance treaty to manage surplus volatility associated with the company's mortality risk.
•Effective April 1, 2016, the Company entered into a MODCO treaty with affiliate Nassau Re (Cayman) Ltd., to reinsure 50% of the existing inforce business and future sales of the Company's fixed indexed annuity contracts. Under MODCO reinsurance, the assets held for the reinsured policies, and the liabilities associated with the business are retained by the Company, and the economic risks and rewards related to the business will be ceded to Nassau Re (Cayman) Ltd. through MODCO adjustments. Effective July 1, 2017 (“Amendment Date”), the treaty was amended to include reinsurance coverage on new Term business issued on or after the Amendment Date. Effective October 1, 2018, new issues of FIA were no longer reinsured under the treaty.
•Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with affiliate Nassau Life Insurance Company (“NNY”). This agreement provides that NNY will retrocede, and the Company will reinsure, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by NNY from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by NNY, and the Company will receive the economic risks and rewards related to the assumed business through MODCO adjustments.
•For business sold prior to December 31, 2010, our retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, our retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.
•Effective October 1, 2009, the Company ceded all benefit risks, net of existing reinsurance, on all the remaining term insurance that was not part of the November 30, 2008 transaction.
•Effective November 30, 2008, the Company ceded all the benefit risks, net of existing reinsurance, on all the term life business inforce as of December 31, 2008, excluding the term plans introduced in 2008.
•Effective September 30, 2008, the Company entered into an agreement with affiliate NNY, to cede 90% of all the benefit risks on Phoenix Accumulator Universal Life III and IV policies sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $73.3 million and $74.6 million at December 31, 2020 and 2019, respectively.
•On October 8, 2007, the Company entered into a reinsurance agreement, which covers 60% of the base contract for the Phoenix Portfolio Advisors deferred variable annuity. Any riders are not covered.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2020	2019	2018

Direct premiums and annuity considerations	$297,031	$633,019	$643,137
Reinsurance assumed - non-affiliate	974	735	636
Reinsurance assumed - affiliate	5,838	6,205	6,293
Reinsurance ceded - non-affiliate	(96,128)	(138,459)	(133,646)
Reinsurance ceded - affiliate	(207,715)	(1,720,194)	(131,925)
Net premiums and annuity considerations	$—	$(1,218,694)	$384,495

Direct commissions and expense allowance	$7,255	$48,038	$57,779
Reinsurance assumed - non-affiliate	100	105	126
Reinsurance assumed - affiliate	254	248	256
Reinsurance ceded - non-affiliate	(551)	(2,156)	(2,190)
Reinsurance ceded - affiliate	(15,080)	(15,684)	(23,623)
Net commissions and expense allowance	$(8,022)	$30,551	$32,348

Direct policy and contract claims incurred	$649,391	$536,255	$545,914
Reinsurance assumed - non-affiliate	1,647	1,729	2,501
Reinsurance assumed - affiliate	35,060	26,400	59,329
Reinsurance ceded - non-affiliate	(140,468)	(121,524)	(131,119)
Reinsurance ceded - affiliate	(545,630)	(192,703)	(53,924)
Net policy and contract claims incurred	—	250,157	422,701
Interest on contract or deposit-type contract funds	—	—	3,414
Net policy and contract claims incurred including interest on deposit-type funds	$—	$250,157	$426,115

Direct policy and contract claims payable	$174,090	$112,119
Reinsurance assumed - non-affiliate	(47)	162
Reinsurance assumed - affiliate	—	—
Reinsurance ceded - non-affiliate	(33,439)	(33,622)
Reinsurance ceded - affiliate	(132,336)	(71,704)
Net policy and contract claims payable	$8,268	$6,955

Direct life insurance in force	$38,939,484	$41,841,377
Reinsurance assumed	1,566,621	1,505,712
Reinsurance ceded	(40,506,105)	(43,347,089)
Net insurance in force	$—	$—

In the event all, including affiliated, reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $240.7 million, $79.6 million and $78.6 million for the years ended December 31, 2020, 2019 and 2018, respectively.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The Company entered into a multi-product reinsurance agreement with Concord in 2019 to manage the Company’s long-term risk exposure. Included in the multi-product reinsurance agreement are variable annuity contracts containing guaranteed minimum death benefits and guaranteed living benefits. Reserves for variable annuity products ceded by the Company and assumed by the affiliate captive reinsurer follow the same reserve methodology under VM-21 and total $183.7 million, of which $9.4 million is held in respect of the guarantees.

The reserve credit taken by the Company for variable annuities ceded to Concord is $183.7 million, which is supported by $183.7 million of funds withheld collateral consisting of cash and bonds held at statutory carrying value.

The Company has a treaty with Concord, a captive reinsurer in which a risk-based capital shortfall exists per the risk-based capital XXX/AXXX captive reinsurance consolidated exhibit in the amount of $12.5 million. Below is the impact of the RBC shortfall on the TAC:

TAC	RBC Shortfall	TAC before RBC Shortfall
(in millions)

$33.3	$12.5	$45.8

The Company had no cessions to captive reinsurers in which a non-zero primary security shortfall exists.

6.     Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2020 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$17	$4
Ordinary renewal	4,579	2,166
Total	4,596	2,170

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2019 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$176	$176
Ordinary renewal	17,006	14,445
Total	$17,182	$14,621

7.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account: Variable annuity, fixed indexed annuity and variable universal life. Separate account products are authorized by Connecticut General Statute §38a-433 as discussed in Footnote 2.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Effective July 2018, the Company started accounting for fixed indexed annuity contracts at book value in accordance with Commissioner approval under Connecticut General Statute §38a-433. All remaining separate accounts are accounted for at fair value in accordance with SSAP No. 56, Separate Accounts.

In accordance with the products/transactions recorded within the separate account, all assets are considered legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2020 and 2019, the Company’s separate account statement included legally insulated assets of $3,831.2 million and $4,028.3 million, respectively.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2020, the general account of the Company had a maximum guarantee for separate account liabilities of $156.3 million. To compensate the general account for the risk taken, the separate account paid risk charges of $51.2 million, $49.9 million, $49.4 million, $49.1 million and $48.0 million for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively. The general account paid $7.2 million, $6.3 million, $6.6 million, $6.1 million and $4.7 million relating to separate account guarantees for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Surrenders and withdrawals were $361.1 million, $368.6 million and $325.2 million for the years ended December 31, 2020, 2019, and 2018, respectively, and were reported as benefits in the Statements of Income and Changes in Capital and Surplus.

The analysis of PHL’s separate accounts as of December 31, 2020 was as follows:

	Guaranteed	Non- guaranteed	Total

Premium considerations or deposits for the year ended December 31, 2020	$320	$9,228	$9,548
Reserves for account with assets at fair value as of December 31, 2020	$5,979	$1,140,542	$1,146,521
Reserves for account with assets at amortized cost as of December 31, 2020	2,638,412	—	2,638,412
Total reserves	$2,644,391	$1,140,542	$3,784,933
By withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—
With market value adjustment	2,631,686	—	2,631,686
At fair value	—	1,133,237	1,133,237
At market value without fair value adjustment and with current surrender charge less than 5%	12,705	—	12,705
Not subject to discretionary withdrawal	—	7,305	7,305
Total	$2,644,391	$1,140,542	$3,784,933

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The analysis of PHL’s separate accounts as of December 31, 2019 was as follows:

	Guaranteed	Non- guaranteed	Total

Premium considerations or deposits for the year ended December 31, 2019	$271,570	$10,637	$282,207
Reserves for account with assets at fair value as of December 31, 2019	$7,944	$1,074,570	$1,082,514
Reserves for account with assets at amortized cost as of December 31, 2019	2,894,980	—	2,894,980
Total reserves	$2,902,924	$1,074,570	$3,977,494
By withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—
With market value adjustment	2,889,515	—	2,889,515
At fair value	—	1,068,260	1,068,260
At market value without fair value adjustment and with current surrender charge less than 5%	13,409	—	13,409
Not subject to discretionary withdrawal	—	6,310	6,310
Total	$2,902,924	$1,074,570	$3,977,494

The net transfers to and from the separate accounts, included in annuity deposit funds and net transfers to separate accounts in the Statements of Income and Changes in Capital and Surplus at December 31, 2020 and 2019 were as follows:

	2020	2019	2018

Transfers to separate accounts	$8,158	$279,343	$277,382
Transfers from separate accounts	(457,656)	(455,899)	(420,614)
Net transfers from (to) separate account	(449,498)	(176,556)	(143,232)
Reconciling adjustments:
MODCO allowance	39	22	(45)
Change in FIA S/A holdback	—	—	—
Total adjustments	39	22	(45)
Adjusted transfers from (to) separate accounts	(449,459)	(176,534)	(143,277)
Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(449,459)	$(176,534)	$(143,277)

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
8.     Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$46,938	$50	$46,988	$33,263	$338	$33,601	$13,675	$(288)	$13,387
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	46,938	50	46,988	33,263	338	33,601	13,675	(288)	13,387
Less: Deferred tax assets non-admitted	686	—	686	1,072	—	1,072	(386)	—	(386)
Subtotal net admitted deferred tax assets	46,252	50	46,302	32,191	338	32,529	14,061	(288)	13,773
Less: Deferred tax liabilities	42,241	182	42,423	25,689	—	25,689	16,552	182	16,734
Net deferred tax assets	$4,011	$(132)	$3,879	$6,502	$338	$6,840	$(2,491)	$(470)	$(2,961)

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	4,011	(132)	3,879	6,502	338	6,840	(2,491)	(470)	(2,961)
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	4,011	(132)	3,879	6,502	338	6,840	(2,491)	(470)	(2,961)
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	4,013	XXX	XXX	6,958	XXX	XXX	(2,945)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	42,241	182	42,423	25,689	—	25,689	16,552	182	16,734
Deferred tax assets admitted as the result of application of SSAP 101	$46,252	$50	$46,302	$32,191	$338	$32,529	$14,061	$(288)	$13,773

	2020	2019

Ratio percentage used to determine recovery period and threshold limitation amount	424%	806%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$26,755	$46,386

	December 31, 2020		December 31, 2019		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$46,938	$50	$33,263	$338	$13,675	$(288)
% of total adjusted gross DTAs	100%	100%	100%	100%	—%	—%
Net admitted adjusted DTAs	$46,252	$50	$32,191	$338	$14,061	$(288)
% of total net admitted adjusted gross DTAs	9%	100%	21%	100%	(12)%	—%

Management believes that prudent and feasible tax planning strategies and future taxable income relating primarily to new originating differences constitute sufficient positive evidence to support that it is more likely than not that the Company will realize the tax benefits associated with its deferred tax assets and, consequently, it is not required to record a valuation allowance for statutory accounting purposes.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2020 and 2019 were as follows:

	2020	2019	Change
Current income tax:
Federal	$1,856	$(14,606)	$16,462
Subtotal	1,856	(14,606)	16,462
Federal income tax on net capital gains (losses)	(1,253)	1,880	(3,133)
Federal and foreign income tax expense (benefit) incurred	$603	$(12,726)	$13,329

Deferred tax assets:
Ordinary:
Future policyholder benefits	$12,505	$6,365	$6,140
Investments	1,410	3,505	(2,095)
Deferred acquisition costs	13,337	6,920	6,417
Net operating loss carryforward	13,675	13,977	(302)
Tax credit carryforward	—	317	(317)
Non-admitted assets	4,471	—	4,471
Other (including items <5% of total ordinary tax assets)	1,540	2,179	(639)
Subtotal	46,938	33,263	13,675
Non-admitted	686	1,072	(386)
Admitted ordinary deferred tax assets	$46,252	$32,191	$14,061

Capital:
Investments	$50	$338	$(288)
Subtotal	50	338	(288)
Admitted capital deferred tax assets	50	338	(288)
Admitted deferred tax assets	$46,302	$32,529	$13,773

Deferred tax liabilities:
Ordinary:
Investments	$8,880	$2,462	$6,418
Policyholder reserves	18,930	23,222	(4,292)
Intercompany payable	12,397	—	12,397
Other (including items <5% of total ordinary tax assets)	2,034	5	2,029
Subtotal	42,241	25,689	16,552

Capital:
Investments	182	—	182
Deferred tax liabilities	42,423	25,689	16,734
Net admitted deferred tax assets/liabilities	$3,879	$6,840	$(2,961)

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2020
	Amount	Tax Effect	Effective Tax Rate

Income (loss) before taxes	$(3,450)	$(725)	21.0%
Interest maintenance reserve	2,514	528	(15.3%)
Dividends received deduction	(2,480)	(521)	15.1%
NOL reattribution to NCNY	30,029	6,306	(182.8%)
Return to provision	3,650	767	(22.2%)
Change in non-admitted assets	(19,313)	(4,056)	117.6%
Prior period adjustment	4,685	984	(28.5%)
Other	(789)	(166)	4.8%
Total statutory income tax	$14,846	$3,117	(90.4%)

Federal income taxes incurred		$1,833	(53.1%)
Tax on capital gains/(losses)		(1,253)	36.3%
Prior year overaccrual/(underaccrual)		22	(0.7%)
Change in net deferred income tax expense/(benefit)		2,515	(72.9%)
Total statutory income tax		$3,117	(90.4%)

	December 31, 2019
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(121,873)	$(25,593)	21.0%
Interest maintenance reserve	22,050	4,631	(3.8%)
Dividends received deduction	(6,130)	(1,287)	1.1%
Penalties/foreign/interest	(24)	(5)	—%
Change in non-admitted assets	(417)	(88)	0.1%
Deferred revalue	3,291	691	(0.6%)
Impairment of investment in Concord and other	48,804	10,249	(8.4%)
Total statutory income tax	$(54,299)	$(11,402)	9.4%

Federal income taxes incurred		$(17,708)	14.5%
Tax on capital gains/(losses)		1,881	(1.5%)
Prior year overaccrual/(underaccrual)		3,102	(2.5%)
Change in net deferred income tax expense/(benefit)		1,323	(1.1%)
Total statutory income tax		$(11,402)	9.4%

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	December 31, 2018
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(104,867)	$(22,022)	21.0%
Interest maintenance reserve	(1,218)	(256)	0.2%
Restructuring impacts	325,960	68,452	(65.3%)
Dividends received deduction	(5,307)	(1,114)	1.1%
Return to provision	4,749	997	(1.0%)
Change in non-admitted assets	479	101	(0.1%)
Deferred revalue	2,439	512	(0.5%)
Rate change	2,505	526	(0.5%)
Other, including prior year true-up	36,901	7,749	(7.4%)
Total statutory income tax	$261,641	$54,945	(52.4%)

Federal income taxes incurred		$(6,882)	6.6%
Tax on capital gains/(losses)		1,429	(1.4%)
Prior year overaccrual/(underaccrual)		2,313	(2.2%)
Change in net deferred income tax expense/(benefit)		58,085	(55.4%)
Total statutory income tax		$54,945	(52.4%)

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2020	2019

The Company had net operating losses of	$65,117	$66,558
The Company had capital loss carryforwards of	—	—
The Company had alternative minimum tax credit carryforwards of	—	317

The Company has approximately $35 million of net operating loss carryforwards that expire in 2031. The balance of the Company’s net operating losses is not subject to expiration. As a result of The Tax Cuts and Jobs Act (the “TCJA”), the alternative minimum tax (“AMT”) is repealed and the related AMT credits were fully refunded in 2020.

There is no income tax expense for 2020, 2019 and 2018 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2020 or 2019.

The Company is subject to U.S. federal income tax examinations by tax authorities for years 2016 and after. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2020 and 2019. As of December 31, 2020, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The Company was included in the consolidated federal income tax return of NCNY and its subsidiaries as of December 31, 2018. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit to the consolidated tax return. Due to the tax sharing agreement, the Company has established a $12.4 million deferred tax liability in 2020 for the future payment to the IRS on behalf of Concord.

On December 31, 2018, NCNY transferred 100% of the Company’s stock to an affiliate and consequently the Company departed the NCNY consolidated tax group. For 2019, the Company filed a consolidated return with Concord. See Note 2 for additional information.

The TCJA provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% percent for tax years beginning after December 21, 2025. The Nassau corporations are eligible to join as members of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2020 and 2019. Accordingly, the BEAT liability was $0 for the years ended December 31, 2020 and 2019.

As a result of TCJA, the alternative minimum tax ("AMT") is repealed. On March 27, 2020, President Trump signed into law H.R. 748, “Coronavirus Aid, Relief, and Economic Security Act,” the tax legislation commonly known as the CARES Act (the “Act”). Pursuant to 2303(b)(1) of the Act, a corporation is permitted to carry back losses arising from tax years 2018, 2019 and 2020 to each of the five tax years preceding the taxable year of such loss. The Company has no recoupment benefit available for the 2018, 2019 and 2020 tax years.

	2020	2019
Gross AMT credit recognized as:
Current year recoverable	$317,438	$317,438
Deferred tax asset	—	317,438
Beginning balance of AMT credit carryforward	317,438	634,876
Amounts recovered	317,438	317,438
Adjustments	—	—
Ending balance of AMT credit	$—	$317,438
Reduction for sequestration	—	—
Non-admitted by reporting entity	—	—
Reporting entity ending balance	$—	$317,438

9.     Related Party Transactions

NCNY provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $7.9 million, $47.8 million and $68.0 million for the years ended December 31, 2020, 2019 and 2018, respectively. The amount payable to NCNY was $2.2 million as of December 31, 2020. The amount receivable from NCNY was $4.9 million as of December 31, 2019. The Company also had $9.4 million due from its subsidiary as of December 31, 2019.

1851 Securities Inc., a wholly owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable universal life insurance policies and variable annuity contracts. Commissions paid by NNY on the Company’s behalf were $2.9 million, $3.3 million and $3.7 million for the years ended December 31, 2020, 2019 and 2018, respectively. There were no amounts payable as of December 31, 2020 and 2019.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
NNY pays commissions to producers who sell the Company’s non-registered life and annuity products. The Company reimbursed NNY for commissions paid on the Company’s behalf of $4.3 million, $44.6 million and $54.0 million for the years ended December 31, 2020, 2019 and 2018, respectively. Commission amounts payable to NNY were $0.2 million and $1.1 million as of December 31, 2020 and 2019, respectively.

Saybrus Partners, LLC (“Saybrus Partners”), an affiliate of PHL, provides wholesaling services to various third party distributors and affiliates of variable life insurance and variable annuities. The Company reimbursed Saybrus Partners for commissions paid of $0.6 million, $5.1 million and $5.7 million as of December 31, 2020, 2019 and 2018, respectively. Commission amounts payable to Saybrus Partners were $0 and $0.2 million as of December 31, 2020 and 2019, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”) provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $13.6 million, $14.3 million and $9.3 million as of December 31, 2020, 2019 and 2018, respectively. There were no amounts due to NAMCO as of December 31, 2020 and 2019, respectively.

The general accounts of the Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd. and Nassau 2020-I Ltd. (the “Nassau CLOs”) totaling $21.5 million par with a fair value of $13.3 million and $18.7 million par with a fair value of $11.3 million at December 31, 2020 and 2019, respectively. The separate accounts of the Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II LTD., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2020-I Ltd. and Nassau 2020-II Ltd. (the “Nassau CLOs”) totaling $110.1 million par with a fair value of $60.1 million and $93.5 million par with a fair value of $77.8 million at December 31, 2020 and 2019, respectively. The Nassau CLOs are managed by NCC CLO Manager, LLC, an affiliate of PHL.

The Company has investments in NCNY long-term bonds, which have a par value of $7.4 million and $3.9 million at December 31, 2020 and 2019, respectively, and a fair value of $4.3 million and $2.5 million at December 31, 2020 and 2019, respectively.

In September 2019, the Company invested cash and available-for-sale debt securities in Nassau 2019 CFO, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company’s equity investment in Nassau CFO was $28.9 million and $11.3 million at December 31, 2020 and 2019, respectively. The Company recorded net investment income from equity investments in Nassau CFO of $6.0 million and $2.0 million for the years ended December 31, 2020 and 2019, respectively. The Company also invested in Class B Notes issued by Nassau CFO, which have a par value of $14.6 million and $8.3 million, and a fair value of $14.9 million and $8.3 million, at December 31, 2020 and 2019, respectively, and the Company recognized $1.2 million and $0.2 million of net investment income for the years ended December 31, 2020 and 2019, respectively.

See Note 5 for additional information on reinsurance agreements with affiliates.

Loans receivable from related parties at December 31, 2020 and 2019 included a $38.1 million secured loan to a related party, DSM Sands. The loans have semi-annual principal payments beginning in 2022 with the final principal payment due in 2037 and charge interest at 8.5%. Interest income included in fees associated with separate account and miscellaneous income for the general account for these loans was $3.2 million, $3.2 million and $3.2 million for the years ended December 31, 2020, 2019 and 2018, respectively. The loans are carried at amortized cost in the general account and presented as other assets on the balance sheet. An additional $112.6 million was loaned from its separate account and was outstanding as of December 31, 2020 and 2019. Interest income included in the separate account for these loans was $10.9 million, $10.1 million and $9.4 million for the years ended December 31, 2020, 2019 and 2018, respectively. The loans are carried at amortized cost in the separate account.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Premium processing services

The Company provides premium processing services for NNY, wherein the Company receives life insurance premiums and deposits on NNY annuity contracts, and forwards those payments to NNY. In connection with this service, the Company had amounts due to NNY of $0 and $5.2 million as of December 31, 2020 and 2019, respectively. The Company did not charge any fees for this service.

The Company also provides premium processing services for NLA, wherein the Company receives life insurance premiums and deposits on certain NLA annuity contracts, and forwards those payments to NLA. In connection with this service, the Company had amounts due to NLA of $0 and $3.3 million as of December 31, 2020 and 2019, respectively. The Company did not charge any fees for this service.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly in accordance with admissibility requirements. As of December 31, 2020, no amounts were overdue.

At December 31, 2018, PHL accrued a capital contribution of $16.0 million from its parent, PHL Delaware. On February 19, 2019, the Company received permission from the Connecticut Insurance Department to admit the $16.0 million of receivables from its parent, as an additional contribution. The contribution was settled in February 2019.

10.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

We use pricing vendors to estimate fair value for the majority of our public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When our pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Derivatives

Fair values for over-the-counter (“OTC”), centrally cleared and exchange-traded derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount we would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). When pricing is not directly from counterparty’s valuation then derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or our own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables the Company to mark-to-market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Surplus debentures and certified capital companies (“capcos”)

Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Investment contracts

PHL determines the fair value of deferred annuities with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities with interest guarantees greater than one year, the Company uses a discount rate equal to the appropriate U.S. Treasury rate plus 100 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

The following table provides information as of December 31, 2020 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2020
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$—	$47	$47
Preferred stock	—	—	6,767	6,767
Common stock [1]	—	—	742	742
Subtotal	—	—	7,556	7,556

Derivative assets	—	7,551	—	7,551
Separate account assets	1,141,915	30,594	22,015	1,194,524
Total assets at fair value	$1,141,915	$38,145	$29,571	$1,209,631

Liabilities at fair value:
Derivative liabilities	$—	$2,759	$—	$2,759
Total liabilities at fair value	$—	$2,759	$—	$2,759
———————
[1]Includes $359 Membership FHLB common stock.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The following table provides information as of December 31, 2019 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2019
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$2,245	$—	$2,245
Common stock [1]	$—	$359	$465	$824
Subtotal	—	2,604	465	3,069

Derivative assets	—	7,579	—	7,579
Separate account assets	1,077,323	21,022	12,870	1,111,215
Total assets at fair value	$1,077,323	$31,205	$13,335	$1,121,863

Liabilities at fair value:
Derivative liabilities	$—	$1,566	$—	$1,566
Total liabilities at fair value	$—	$1,566	$—	$1,566
———————
[1]Includes $359 Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2020	2019	2018
Level 3 Assets:
Balance, beginning of period	$13,335	$19,810	$1,280,734
Purchases	27,486	11,014	68,289
Sales	(13,640)	(1,112)	(34,433)
Settlements	—	—	(36,282)
Transfers into level 3	34,155	266	27,163
Transfers out of level 3	(23,569)	(13,641)	(1,238,387)
Realized losses	(1,632)	293	(1,105)
Unrealized gains (losses)	(6,564)	(3,295)	(46,169)
Amortization/accretion	—	—	—
Balance, end of period	$29,571	$13,335	$19,810

Transfers into Level 3 primarily represent private securities for which Level 2 input assumptions for valuation pricing were no longer available. Transfers out of Level 3 for the year ended December 31, 2020 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost.

Transfers out of Level 3 for the years ended December 31, 2019 and 2018 primarily represented separate account assets backing fixed indexed annuity contracts being accounted for at book value as discussed in Footnote 2.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2020 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$1,452,640	$1,343,497	$—	$829,628	$623,012	$—
Preferred stock	19,579	18,681	—	8,143	11,436	—
Common stock	742	742	—	—	742	—
Surplus debentures & capcos	9,329	8,054	—	7,295	2,034	—
Cash, cash equivalents & short terms	58,083	58,070	56,513	—	1,570	—
Derivatives	4,793	4,533	—	4,793	—	—
Mortgage loans	52,771	50,589	—	—	52,771	—
Separate account assets	3,949,741	3,831,235	1,145,529	1,323,841	1,480,371	—
Total financial instruments	$5,547,678	$5,315,401	$1,202,042	$2,173,700	$2,171,936	$—

As of December 31, 2020, the Company had no investments where it is not practicable to estimate fair value.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2019 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$1,564,234	$1,486,250	$—	$955,398	$608,836	$—
Preferred stock	12,735	12,105	—	11,418	1,317	—
Common stock	824	824	—	359	465	—
Surplus debentures & capcos	2,185	2,107	—	—	2,185	—
Cash, cash equivalents & short terms	36,337	36,337	36,337	—	—	—
Derivatives	6,013	6,013	—	6,013	—	—
Mortgage loans	43,282	42,571	—	—	43,282	—
Separate account assets	4,052,282	4,028,301	1,077,323	1,509,654	1,465,305	—
Total financial instruments	$5,717,892	$5,614,508	$1,113,660	$2,482,842	$2,121,390	$—

As of December 31, 2019, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2020 and 2019, Level 3 bonds and separate account assets were primarily private placement debt securities priced using our internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
11.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Cost of insurance litigation and regulatory matters

Two putative class actions have been filed in the Southern District of New York challenging certain increases to cost of insurance charges implemented in 2017. Fan et. al. v. PHL Variable Life Insurance Company, 1:18-cv- 01288, was filed on February 13, 2018 and Advance Trust & Life Escrow Services, LTA as Nominee of Life Partners Position Holder Trust v. PHL Variable Life Insurance Company, 1:18-cv-3444, was filed on April 19, 2018. On May 29, 2019, the Court entered an order appointing lead class counsel and consolidating the Fan and Advance Trust cases. Discovery is ongoing. The Company disputes the allegations in the complaints and intends a vigorous defense.

12.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2020, the Company had unfunded commitments of $41.6 million.

The Company has an outstanding commitment to purchase $50.0 million in investment grade rated infrastructure bonds through an outside investment advisor. The commitment currently expires on January 5, 2022. The arrangement may be terminated prior to funding the committed amount at the discretion of the Company subject to certain standard provisions for notice and immaterial fees. As of December 31, 2020, $46.2 million has been funded.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2020, the Company had open commitments of $12.9 million.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
13.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2020 and 2019, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2020	2019	2020	2019

Swaps	$50,000	$—	$—	$—
Total	$50,000	$—	$—	$—
———————
* Notional amount

The Company uses derivatives instruments including interest rate swaps and equity index options. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to such financial instruments as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2020 and 2019, the Company had posted no collateral.

The current credit exposure of the Company’s other derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by diversifying our exposure amounts to several derivative counterparties – mostly highly rated counterparties rated A+ or higher – and agreeing to certain collateral posting provisions via the ISDA Credit Support Annex (“CSA”). The Company also attempts to minimize its exposure to credit risk through the use of issuer limits and various credit monitoring techniques. As of December 31, 2020 and 2019, the Company held $0 and $0.6 million, respectively, of collateral pledged by third parties related to over-the-counter derivative transactions.

14.    Subsequent Events

The Company has evaluated events subsequent to December 31, 2020 and through April 30, 2021, the date of issuance of these financial statements. Subsequent events requiring additional disclosure are as follows:

In April 2021, the Company submitted for approval from the Department a retrocession of certain policies reinsured by PHL to NLA effective March 31, 2021. The Company will receive a ceding commission of $150 million for this reinsurance transaction, which will be paid to Concord who reinsures that business under the existing Coinsurance Funds Withheld arrangement. Simultaneously, Concord will prepay a portion of its future operating expenses. With the explicit permission of the Department, Concord would be authorized to admit the prepaid expenses as an asset and as security supporting the reinsurance arrangement. The business reinsured to Concord experienced increased net losses due to COVID-19 and the economic environment and could continue to in the future.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2020
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$22,541	$23,103	$22,541
States, municipalities and political subdivisions	0	0	0
Foreign governments	10,473	12,520	10,473
All other corporate bonds [1]	1,245,787	1,355,898	1,245,787
Redeemable preferred stock	—	—	—
Total fixed maturities	1,278,801	1,391,521	1,278,801
Equity securities:
Common stock:
Industrial, miscellaneous and all other	742	742	742
Nonredeemable preferred stock	18,681	19,580	18,681
Total equity securities	19,423	20,322	19,423
Mortgage loans	50,590	52,670	50,590
Real estate, at depreciated cost	0	XXX	0
Contract loans	81,504	XXX	81,504
Other invested assets [2]	53,889	55,164	52,639
Cash and short-term investments	58,070	58,083	58,070
Receivables for securities	1,829	XXX	1,829
Total cash and invested assets	$1,544,106		$1,542,856
———————
[1] Amortized cost and fair value amounts exclude $64,707 and $61,118, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $1,250 of non-admitted other invested assets.

See accompanying independent auditors’ report.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2019
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$35,886	$39,432	$35,886
States, municipalities and political subdivisions	2,356	2,783	2,356
Foreign governments	16,109	17,937	16,109
All other corporate bonds [1]	1,377,209	1,452,249	1,377,616
Redeemable preferred stock	5	5	5
Total fixed maturities	1,431,565	1,512,406	1,431,972
Equity securities:
Common stock:
Industrial, miscellaneous and all other	862	824	862
Nonredeemable preferred stock	12,105	12,735	12,105
Total equity securities	12,967	13,559	12,967
Mortgage loans	42,571	43,196	42,571
Real estate, at depreciated cost	0	XXX	0
Contract loans	84,967	XXX	84,967
Other invested assets [2]	36,603	36,680	36,603
Cash and short-term investments	36,337	36,337	36,337
Receivables for securities	2,920	XXX	292
Total cash and invested assets	$1,647,930		$1,645,709
———————
[1] Amortized cost and fair value amounts exclude $24,279 and $51,832, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $0 of non-admitted other invested assets.

See accompanying independent auditors’ report.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Supplementary Insurance Information
For the years ended December 31, 2020 and 2019
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2020:
Insurance Segment	$171,502	$2,677	$—	$59,657	$(432,928)	$413,872

2019:
Insurance Segment	$158,103	$10,521	(1,218,694)	$70,868	$(1,172,833)	$89,411

2018:
Insurance Segment			$384,495	$73,325	$521,809	$62,411

See accompanying independent auditors’ report

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2020, 2019 and 2018
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2020	$38,939,484	$450,506,105	$1,566,621	$—	—%
2019	41,841,377	433,470,859	1,505,712	—	—%
2018	44,504,318	32,616,616	1,442,880	13,330,582	11%

Life insurance premiums:
2020	$297,031	$303,843	$6,812	$—	—%
2019	633,019	1,858,653	6,940	(1,218,694)	(1)%
2018	643,137	265,571	384,495	762,061	50%

See accompanying independent auditors’ report